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[MELLON LOGO]
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                                                      Securities Trading Policy


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[MELLON LOGO]




                                                                     July 2000


Dear Mellon Financial Employee:

At Mellon, we take great pride in our transformation over the years from a regional bank to a global financial services company. Our growth makes us better able to meet customers' changing needs, gives us greater stability during any unexpected economic downturn and affords us the opportunity to be the best performing financial services company.

This diversity of our businesses also makes us a complex organization, which is why it's more important than ever that you clearly understand Mellon's Securities Trading Policy. Mellon has long maintained strict policies regarding securities transactions, all with the same clear-cut objective: to establish and demonstrate our compliance with the high standards with which we conduct our business.

If you are new to Mellon, please take the time to fully understand the Policy and consult it whenever you are unsure about appropriate actions. If you have seen the Policy previously, I urge you to renew your understanding of the entire document and its implications for you. Only by strict adherence to the Policy can we ensure that our well-deserved reputation for integrity is preserved.


Sincerely yours,


/s/ Marty
----------------------

Martin G. McGuinn
CHAIRMAN AND CHIEF EXECUTIVE OFFICER




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Table of Contents
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                                                                          Page #

INTRODUCTION .............................................................     1

CLASSIFICATION OF EMPLOYEES...............................................     2
       Insider Risk Employees.............................................     2
       Investment Employees...............................................   2-3
       Access Decision Makers.............................................     3
       Other Employees....................................................     3
       Consultants, Independent Contractors and Temporary Employees ......     3

PERSONAL SECURITIES TRADING PRACTICES.....................................  4-45

   SECTION ONE-APPLICABLE TO INSIDER RISK EMPLOYEES
       Quick Reference - Insider Risk Employees...........................     4
       Standards of Conduct for Insider Risk Employees....................   5-9
       Restrictions on Transactions in Mellon Securities.................. 10-12
       Restrictions on Transactions in Other Securities................... 12-15
       Protecting Confidential Information................................ 16-18

   SECTION TWO-APPLICABLE TO INVESTMENT EMPLOYEES
       Quick Reference - Investment Employees.............................    19
       Standards of Conduct for Investment Employees...................... 20-25
       Restrictions on Transactions in Mellon Securities.................. 26-28
       Restrictions on Transactions in Other Securities................... 28-31
       Protecting Confidential Information................................ 32-34
       Special Procedures for Access Decision Makers......................    34

   SECTION THREE-APPLICABLE TO OTHER EMPLOYEES
       Quick Reference - Other Employees..................................    35
       Standards of Conduct for Other Employees........................... 36-37
       Restrictions on Transactions in Mellon Securities.................. 37-39
       Restrictions on Transactions in Other Securities................... 39-42
       Protecting Confidential Information................................ 43-45

GLOSSARY
   Definitions............................................................ 46-52
   Exhibit A - Sample Letter to Broker....................................    53









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INTRODUCTION
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The Securities Trading Policy (the "Policy") is designed to reinforce Mellon
Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon employee.

Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

Employees outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from US law and which may subject such employees to additional requirements. Such employees must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, employees should consult the General Counsel or the Manager of Corporate Compliance.

Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Audit & Risk Review Department.

Employees must read the Policy and must comply with it. Failure to comply with the provisions of the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of Corporate Compliance or his/her designee.
















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CLASSIFICATION OF EMPLOYEES
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                                   The Policy is applicable to all employees of
                                   Mellon and all of its subsidiaries which are more than 50% owned by Mellon. This includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees. It does not include consultants and contract or temporary employees, nor employees of subsidiaries which are 50% or less owned by Mellon. Although the Policy provisions generally have worldwide applicability, some sections of the Policy may conflict with the laws or customs of the countries in which Mellon operations are located. The Policy may be amended for operations outside the United States only with the approval of the Manager of Corporate Compliance.

                                   Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one of four categories:
                                   Insider Risk Employee, Investment Employee,
                                   Access Decision Maker and Other Employee.
                                   Appropriate requirements and limitations are specified in the Policy based upon an employee's classification.

                                   Business line management, in conjunction with the Manager of Corporate Compliance, will determine the classification of each employee based on the following guidelines. Employees should confirm their classification with their Preclearance Compliance Officer or the Manager of Corporate Compliance.

INSIDER RISK EMPLOYEE              You are considered to be an Insider Risk
                                   Employee if, in the normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's commercial credit or corporate finance cus-tomers. This will typically include certain employees in the credit, lending and leasing businesses, certain members of the Audit & Risk Review, and Legal Departments, and all members of the Senior Management Committee who are not Investment Employees.

INVESTMENT EMPLOYEE                You are considered to be an Investment
                                   Employee if, in the normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's trading in securities for the accounts of others, and/or if you provide investment advice.




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CLASSIFICATION OF EMPLOYEES
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INVESTMENT EMPLOYEE               This will typically include:
(cont.)                           o  certain employees in fiduciary securities
                                     sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions;

                                  o an employee of a Mellon entity registered under the Investment Advisers Act of 1940 who is also an "Access Person" as defined by Rule 17j-1 of the Investment Company Act of 1940 (see glossary); and

                                  o  any member of Mellon's Senior Management
                                     Committee who, as part of his/her usual
                                     duties, has management responsibility for fiduciary activities or routinely has access to information about customers' securities transactions.

ACCESS DECISION MAKER (ADM)       A person designated as such by the Investment
                                  Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts.
                                  See further details in the Access Decision
                                  Maker edition of the Policy.

OTHER EMPLOYEE                    You are considered to be an Other Employee if
                                  you are an employee of Mellon Financial
                                  Corporation or any of its direct or indirect subsidiaries who is not an Insider Risk
                                  Employee, Investment Employee, or an ADM.

CONSULTANTS, INDEPENDENT          Managers should inform consultants,
CONTRACTORS AND TEMPORARY         independent contractors and temporary
EMPLOYEES                         employees of the general provisions of the
                                  Policy (such as the prohibition on trading while in possession of material nonpublic information), but generally they will not be required to preclear trades or report their personal securities holdings. If one of these persons would be considered an Insider Risk
                                  Employee, Investment Employee or Access
                                  Decision Maker if the person were a Mellon employee, the person's manager should advise the Manager of Corporate Compliance who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.








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PERSONAL SECURITIES TRADING PRACTICES
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SECTION ONE-APPLICABLE TO INSIDER RISK EMPLOYEES

QUICK REFERENCE-INSIDER RISK EMPLOYEES

SOME THINGS YOU MUST DO


DUPLICATE STATEMENTS & CONFIRMATIONS--Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to MANAGER OF CORPORATE COMPLIANCE, MELLON FINANCIAL CORPORATION, PO BOX 3130, PITTSBURGH, PA 15230-3130:

o Trade confirmations summarizing each transaction

o Periodic statements

Exhibit A of this Policy can be used to notify your broker. This applies to all accounts in which you have a beneficial interest. (See Glossary)

PRECLEARANCE--Before initiating a securities transaction, written preclearance must be obtained from the Manager of Corporate Compliance. This can be done by completing a Preclearance Request Form and:

o delivering the request to the Manager of Corporate Compliance, AIM 151-4340,

o faxing the request to (412) 234-1516, or

o contacting the Manager of Corporate Compliance for other available notification options.

Preclearance Request Forms can be obtained from Corporate Compliance (412) 234-1661. If preclearance approval is received the trade must be executed before the end of the 3rd business day (with the date of approval being the 1st business day), at which time the preclearance approval will expire.

SPECIAL APPROVALS

o Acquisition of securities in a Private Placement must be precleared by the employee's Department/ Entity head and the Manager of Corporate Compliance.

o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

SOME THINGS YOU MUST NOT DO
MELLON SECURITIEs--The following transactions in Mellon securities are prohibited for all Mellon Employees:

o Short sales

o Purchasing and selling or selling and purchasing within 60 days

o Purchasing or selling during a blackout period

o Margin purchases or options other than employee options.

NON-MELLON SECURITIES--New investments in financial services organizations are prohibited for certain employees only-see page 13.

OTHER RESTRICTIONS are detailed throughout Section One.
READ THE POLICY!

EXEMPTIONS
Preclearance is NOT required for:

o Purchases or sales of municipal bonds, non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, securities issued by investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the govern-ment of the United States.

o Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.

o Transactions that are non-volitional on the part of an employee (such as stock dividends).

o Changes in elections under Mellon's 401(k) Retirement Savings Plan.

o An exercise of an employee stock option adminis-tered by Human Resources.

o Automatic reinvestment of dividends under a DRIP or Automatic Investment Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.)

o Sales of securities pursuant to tender offers and sales or exercises of "Rights" (see page 7).

QUESTIONS?
(412) 234-1661



This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.
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STANDARDS OF CONDUCT FOR INSIDER RISK EMPLOYEES

                                  Because of their particular responsibilities, Insider Risk Employees are subject to preclearance and personal securities reporting require-ments, as discussed below.

                                  Every Insider Risk Employee must follow these procedures or risk seri-ous sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

CONFLICT OF INTEREST              No employee may engage in or recommend any
                                  securities transac-tion that places, or
                                  appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC INFORMATION    No employee may engage in or recommend a
                                  securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts--All Insider Risk Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.

PERSONAL SECURITIES TRANSACTIONS  Trading Accounts--All Insider Risk Employees
REPORTS are required to instruct their broker, trust account manager or other entity through which they have a securities trading account to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and state-ments relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Insider Risk Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance. An example of an instruction letter to a broker is in Exhibit A.





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PERSONAL SECURITIES TRADING PRACTICES
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PRECLEARANCE FOR PERSONAL         All Insider Risk Employees must notify the
SECURITIES TRANSACTIONS           Manager of Corporate Compliance in writing and
                                  receive preclearance before they engage in any purchase or sale of a security. Insider Risk
                                  Employees should refer to the provisions under "Beneficial Ownership" on page 15, which are applicable to these provisions.

                                  All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the Manager of Corporate Compliance.

                                  The Manager of Corporate Compliance will notify the Insider Risk Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                                  Notifications may be given in writing or verbally by the Manager of Corporate Compliance to the Insider Risk Employee. A record of such notification will be maintained by the Manager of Corporate Compliance. However, it shall be the responsibility of the Insider Risk Employee to obtain a written record of the Manager of Corporate Compliance's notification within 24 hours of such notification. The Insider Risk Employee should retain a copy of this written record.

                                  As there could be many reasons for
                                  preclearance being granted or denied, Insider Risk Employees should not infer from the preclear-ance response anything regarding the security for which preclearance was requested.

                                  Although making a preclearance request does not obligate an Insider Risk Employee to do the transaction, it should be noted that:

                                  o preclearance requests should not be made for a transaction that the Insider Risk Employee does not intend to make.

                                  o preclearance authorization will expire at the end of the third business day after it is received. The day authorization is granted is considered the first business day.

                                  o Insider Risk Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a pre-clearance request. If the Insider Risk Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                                  o  Good Until Canceled/Stop Loss Orders
                                     ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the three-day preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.



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PERSONAL SECURITIES TRADING PRACTICES
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EXEMPTIONS FROM REQUIREMENT       Preclearance by Insider Risk Employees is not
TO PRECLEAR                       required for the following transactions:

                                  o  Purchases or sales of Exempt Securities
                                     (direct obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

                                  o  Purchases or sales of municipal bonds,
                                     closed-end mutual funds; non-financial
                                     commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                                  o Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts).
                                     Discretionary trading accounts may only be exempted from preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                                  o Transactions that are non-volitional on the part of an employee (such as stock dividends);

                                  o The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                                  o Changes to elections in the Mellon 401(k) plan;

                                  o  Purchases effected upon the exercise of
                                     rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                                  o Sales of rights acquired from an issuer, as described above; and/or

                                  o  Sales effected pursuant to a bona fide
                                     tender offer.

GIFTING OF SECURITIES             Insider Risk Employees desiring to make a bona
                                  fide gift of securities or who receive a bona fide gift, including an inheritance, of securities do not need to preclear the transaction. However, Insider Risk Employees must report such bona fide gifts to the Manager of Corporate Compliance. The report must be made within 10 days of making or receiving the gift and must disclose the following informa-tion: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transac-tion was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return.
                                  An Insider Risk Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.




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DRIPS, DPPS AND AIPS              Certain companies with publicly traded
                                  securities establish:

                                  o Dividend Reinvestment Plans (DRIPs)--These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                                  o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                                  o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                                  Participation in a DRIP, DPP or AIP is
                                  voluntary.

                                  Insider Risk Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend pay-ments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                                  Insider Risk Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Insider Risk Employees must also preclear all sales through a DRIP, DPP or AIP.

RESTRICTED LIST                   The Manager of Corporate Compliance will
                                  maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Insider Risk Employees. The
                                  Restricted List will not be distributed
                                  outside of the office of Corporate Compliance.
                                  From time to time, such trading restrictions may be appropriate to protect Mellon and its Insider Risk Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company.
                                  Nevertheless, the contents of the Restricted
                                  List will be treated as confidential
                                  information to avoid unwarranted inferences.

                                  To assist the Manager of Corporate Compliance in identifying compa-nies that may be appropriate for inclusion on the Restricted List, the department/entity heads in which Insider Risk Employees are employed are required to inform the Manager of Corporate Compliance in writing of any companies they believe should be included on the Restricted List, based upon facts known or readily available to such department heads.


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RESTRICTED LIST                   Although the reasons for inclusion on the
(cont.) Restricted List may vary, they could typically include the following:

                                  o Mellon is involved as a lender, investor or adviser in a merger, acquisition or financial restructuring involving the company;

                                  o Mellon is involved as a selling shareholder in a public distribution of the company's securities;

                                  o  Mellon is involved as an agent in the
                                     distribution of the company's securities;

                                  o  Mellon has received material nonpublic
                                     information on the company;

                                  o  Mellon is considering the exercise of
                                     significant creditors' rights against the company; or

                                  o The company is a Mellon borrower in Credit Recovery.

                                  Department heads of sections in which Insider Risk Employees are employed are also responsible for notifying the Manager of Corporate Compliance in writing of any change in circumstances making it appropriate to remove a company from the Restricted List.

                                  The Manager of Corporate Compliance will retain copies of the restricted lists for five years.

CONFIDENTIAL TREATMENT            The Manager of Corporate Compliance will use
                                  his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.




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RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                                  Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                                  The following restrictions apply to all
                                  transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" on page 15 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of
                                  1934).

                                  o  Short Sales--Short sales of Mellon
                                     securities by employees are prohibited.

                                  o  Short Term Trading--Employees are
                                     prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60 calendar day period.

                                  o Margin Transactions--Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                                  o Option Transactions--Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                                  o  Major Mellon Events--Employees who have
                                     knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                                  o  Mellon Blackout Period--Employees are
                                     prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.


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PERSONAL SECURITIES TRADING PRACTICES
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MELLON 401(K) PLAN                For purposes of the blackout period and the
                                  short term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                                  o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                                  o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                                  Except for the above there are no other
                                  restrictions applicable to the 401(k) plan.
                                  This means, for example:

                                  o Employees are not required to preclear any elections or changes made in their 401(k) account.

                                  o  There is no restriction on employees'
                                     changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                                  o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON EMPLOYEE                   Receipt--Your receipt of an employee stock
STOCK OPTIONS                     option from Mellon is not deemed to be a
                                  purchase of a security. Therefore, it is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                                  Exercises--The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                                  "Cashless" Exercises--The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.



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MELLON EMPLOYEE                   Sales--The sale of the Mellon securities that
STOCK OPTIONS                     were received in the exercise of an employee
(cont.)                           stock option is treated like any other sale
                                  under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.


RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                                  Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensi-tive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" on page 15, which is applicable to the following restrictions.

                                  The Mellon Code of Conduct contains certain restrictions on invest-ments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below. The following restrictions apply to all securities transactions by employees:

                                  o Credit, Consulting or Advisory Relationship --Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open end mutual funds.

                                  o  Customer Transactions--Trading for
                                     customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                                  o Excessive Trading, Naked Options--Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                                  o Front Running--Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.



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                                  o  Initial Public Offerings--Insider Risk
                                     Employees are prohibited from acquiring
                                     securities through an allocation by the
                                     underwriter of an Initial Public Offering
                                     (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Insider Risk Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                                  o Material Nonpublic Information--Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                                  o Private Placements--Insider Risk Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                                  o  Scalping--Employees may not engage in
                                     "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                                  o  Short Term Trading--All employees are
                                     discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.

PROHIBITION ON INVESTMENTS IN     You are prohibited from acquiring any security
SECURITIES OF FINANCIAL SERVICES  issued by a financial services organization if
ORGANIZATIONS                     you are:

                                  o  a member of the Mellon Senior Management
                                     Committee.

                                  o  employed in any of the following
                                     departments:

                                     o Corporate Strategy & Development

                                     o Legal (Pittsburgh only)

                                     o Finance (Pittsburgh only)

                                  o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.





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PROHIBITION ON INVESTMENTS IN     Financial Services Organizations--The term
SECURITIES OF FINANCIAL SERVICES  "security issued by a financial services
ORGANIZATIONS                     organization" includes any security issued by:
(cont.)                           o Commercial Banks other than Mellon
                                  o Bank Holding Companies other than Mellon
                                  o Insurance Companies
                                  o Investment Advisory Companies
                                  o Shareholder Servicing Companies
                                  o Thrifts
                                  o Savings and Loan Associations
                                  o Broker/Dealers
                                  o Transfer Agents
                                  o Other Depository Institutions

                                  The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                                  Effective Date--Securities of financial
                                  services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                                  Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial ser-vices organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                                  Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts) are not subject to this prohibition.

                                  Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.



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BENEFICIAL OWNERSHIP              The provisions of the Policy apply to
                                  transactions in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                                  o  accounts of a spouse, minor children or
                                     relatives to whom substantial support is contributed;

                                  o  accounts of any other member of the
                                     employee's household (e.g., a relative
                                     living in the same home);

                                  o  trust or other accounts for which the
                                     employee acts as trustee or otherwise
                                     exercises any type of guidance or
                                     influence;

                                  o corporate accounts controlled, directly or indirectly, by the employee;

                                  o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                                  o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON EMPLOYEE               The provisions discussed above do not apply to
BENEFIT PLANS                     transactions done under a bona fide employee
                                  benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transac-tions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                                  The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.






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PROTECTING CONFIDENTIAL INFORMATION

                                  As an employee you may receive information about Mellon, its cus-tomers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with mea-sures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER TRADING AND TIPPING       Federal securities laws generally prohibit the
LEGAL PROHIBITIONS                trading of securities while in possession of
                                  "material nonpublic" information regarding the issuer of those securities (insider trading).
                                  Any person who passes along material nonpublic information upon which a trade is based
                                  (tipping) may also be liable.

                                  Information is "material" if there is a
                                  substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                                  o  a proposal or agreement for a merger,
                                     acquisition or divestiture, or for the sale or purchase of substantial assets;

                                  o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                                  o  dividend declarations or changes;

                                  o  extraordinary borrowings or liquidity
                                     problems;

                                  o  defaults under agreements or actions by
                                     creditors, customers or suppliers relating to a company's credit standing;

                                  o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                                  o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                                  o  a proposal or agreement concerning a
                                     financial restructuring;

                                  o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                                  o a significant expansion or contraction of operations;

                                  o  information about major contracts or
                                     increases or decreases in orders;

                                  o the institution of, or a development in, litigation or a regulatory proceeding;

                                  o developments regarding a company's senior management;





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INSIDER TRADING AND TIPPING       o  information about a company received from a
LEGAL PROHIBITIONS                   director of that company; and
(cont.)
                                  o  information regarding a company's possible
                                     noncompliance with environmental protection laws.

                                  This list is not exhaustive. All relevant circumstances must be consid-ered when determining whether an item of information is material.

                                  "Nonpublic"--Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                                  If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly com-plex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY                   Employees who possess material nonpublic
                                  information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsi-bilities with Mellon. These prohibitions remain in effect until the information has become public.

                                  Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                                  Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                                  Questions regarding Mellon's policy on
                                  material nonpublic informa-tion, or specific information that might be subject to it, should be referred to the General Counsel.


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RESTRICTIONS ON THE FLOW OF       As a diversified financial services
INFORMATION WITHIN MELLON         organization, Mellon faces unique challenges
(THE "CHINESE WALL")              in complying with the prohibitions on insider
                                  trading and tipping of material non-public information, and misuse of confidential information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that com-pany's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese
                                  Wall" policy applicable to all employees. The
                                  "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential
                                  Insider Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.














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SECTION TWO-APPLICABLE TO INVESTMENT EMPLOYEES

QUICK REFERENCE-INVESTMENT EMPLOYEES

SOME THINGS YOU MUST DO

STATEMENT OF ACCOUNTS AND HOLDINGS--Provide to your Preclearance Compliance Officer a statement of all securities accounts and holdings within 10 days of becoming an Investment Employee, and again annually on request.

DUPLICATE STATEMENTS & CONFIRMATIONS--Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Compliance:

     o Trade confirmations summarizing each transaction

     o Periodic statements

Exhibit A can be used to notify your broker. Contact your designated Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have a beneficial interest.

PRECLEARANCE--Before initiating a securities transaction, written preclearance must be obtained from the desig-nated Preclearance Compliance Officer. This can be accomplished by completing a Preclearance Request Form and:

     o delivering or faxing the request to the designated Preclearance Compliance Officer, or

     o contacting the designated Preclearance Compliance Officer for other available notification options.

Preclearance Request Forms can be obtained from the designated Preclearance Compliance Officer. If preclearance approval is received the trade should be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance approval will expire.

SPECIAL APPROVALS

o Acquisition of securities in a Private Placement must be precleared by the employee's Department/Entity head, the Manager of Corporate Compliance and the designated Preclearance Compliance Officer.

o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

SOME THINGS YOU MUST NOT DO
MELLON SECURITIES--The following transactions in Mellon securities are prohibited for all Mellon Employees:

o Short sales;

o Purchasing and selling or selling and purchasing within 60 days;

o Purchasing or selling during a blackout period

o Margin purchases or options other than employee options.

NON-MELLON SECURITIES--

o Purchasing and selling or selling and purchasing within 60 days is discouraged, and any profits must be disgorged.

o New investments in financial services organizations are prohibited for certain employees only (see page 30).

OTHER RESTRICTIONS are detailed throughout Section Two.
READ THE POLICY!
EXEMPTIONS
Preclearance is NOT required for:

o Purchases or sales of high quality short-term debt instruments, non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, open-end mutual funds, non-affiliated closed-end investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.)

o Transactions in any account over which the employee has no direct or indirect control over the invest ment decision making process.

o Transactions that are non-volitional on the part of an employee (such as stock dividends).

o Changes in elections under Mellon's 401(k) Retirement Savings Plan.

o An exercise of an employee stock option adminis-tered by Human Resources.

o Automatic reinvestment of dividends under a DRIP or Automatic Investment Plan. (Optional cash pur-chases under a DRIP or Direct Purchase Plan do require preclearance.)

o Sales of securities pursuant to tender offers and sales or exercises of "Rights" (see page 23).

QUESTIONS?
Contact your designated Preclearance Compliance Officer. If you don't know who that is, call 412-234-1661


This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.
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STANDARDS OF CONDUCT FOR INVESTMENT EMPLOYEES


                                  Because of their particular responsibilities, Investment Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

                                  Every Investment Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

CONFLICT OF INTEREST              No employee may engage in or recommend any
                                  securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC                No employee may divulge the current portfolio
INFORMATION                       positions, or current or anticipated portfolio
                                  transactions, programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                                  No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts--All Investment Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.


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PERSONAL SECURITIES               Statements & Confirmations--All Investment
TRANSACTIONS REPORTS              Employees are required to instruct their
                                  broker, trust account manager or other entity through which they have a securities trading account to submit directly to the Manager of Corporate Compliance or designated
                                  Preclearance Compliance Officer copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Investment Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate
                                  Compliance or designated Preclearance
                                  Compliance Officer. Exhibit A is an example of an instruction letter to a broker.

                                  Other securities transactions which were not completed through a brokerage account, such as gifts, inheritances, spin-offs from securities held outside brokerage accounts, or other transfers must be reported to the designated Preclearance Compliance Officer within 10 days.

PRECLEARANCE FOR PERSONAL         All Investment Employees must notify the
SECURITIES TRANSACTIONS           designated Preclearance Compliance Officer in
                                  writing and receive preclearance before they engage in any purchase or sale of a security for their own accounts. Investment Employees should refer to the provisions under "Beneficial Ownership" on page 31, which are applicable to these provisions.

                                  All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the designated Preclearance Compliance Officer.

                                  The designated Preclearance Compliance Officer will notify the Investment Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                                  Notifications may be given in writing or verbally by the designated Preclearance Compliance Officer to the Investment Employee. A record of such notification will be maintained by the designated Preclearance Compliance Officer. However, it shall be the responsi-bility of the Investment Employee to obtain a written record of the designated Preclearance Compliance Officer's notification within 48 hours of such notification. The Investment Employee should retain a copy of this written record.

                                  As there could be many reasons for
                                  preclearance being granted or denied,
                                  Investment Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.




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PRECLEARANCE FOR PERSONAL         Although making a preclearance request does
SECURITIES TRANSACTIONS           not obligate an Investment Employee to do the
(cont.)                           transaction, it should be noted that:

                                  o Preclearance requests should not be made for a transaction that the Investment Employee does not intend to make.

                                  o  The order for a transaction should be
                                     placed with the broker on the same day that preclearance authorization is received. The broker must execute the trade by the close of business on the next business day, at which time the preclearance authorization will expire.

                                  o  Investment Employees should not discuss
                                     with anyone else, inside or outside Mellon, the response they received to a pre-clearance request. If the Investment Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                                  o  Good Until Canceled/Stop Loss Orders
                                     ("Limit Orders") must be precleared, and security transactions receiving pre-clearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.

BLACKOUT POLICY                   Except as described below, Investment
                                  Employees will not generally be given
                                  clearance to execute a transaction in any security that is on the restricted list maintained by their Preclearance Compliance
                                  Officer, or for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds.

                                  Exceptions--Regardless of any restrictions above, Investment Employees will generally be given clearance to execute the following transactions:

                                  o  Purchase or sale of up to $50,000 of
                                     securities of the top 200 issuers on the Russell list of largest publicly traded companies.

                                  o Purchase or sale of up to the greater of 100 shares or $10,000 of securities ranked 201 to 500 on the Russell list of largest publicly traded companies.

                                  The Investment Employee is limited to two such trades in the securities of any one issuer in any calendar month.







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EXEMPTIONS FROM REQUIREMENT       Preclearance is not required for the following
TO PRECLEAR                       transactions:

                                  o  Purchases or sales of Exempt Securities
                                     (direct obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

                                  o  Purchases or sales of non-affiliated
                                     closed-end investment companies;
                                     non-financial commodities (such as
                                     agricultural futures, metals, oil, gas,
                                     etc.), currency futures, financial futures, index futures and index securities;

                                  o Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts).
                                     Discretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                                  o Transactions that are non-volitional on the part of an employee (such as stock dividends);

                                  o The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                                  o Changes to elections in the Mellon 401(k) plan;

                                  o  Purchases effected upon the exercise of
                                     rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                                  o Sales of rights acquired from an issuer, as described above; and/or

                                  o  Sales effected pursuant to a bona fide
                                     tender offer.

GIFTING OF SECURITIES             Investment Employees desiring to make a bona
                                  fide gift of securities or who receive a bona fide gift of securities do not need to preclear the transaction. However, Investment
                                  Employees must report such bona fide gifts to the designated Preclearance Compliance
                                  Officer. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Investment Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.






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DRIPS, DPPS AND AIPS              Certain companies with publicly traded
                                  securities establish:

                                  o Dividend Reinvestment Plans (DRIPs)--These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                                  o Direct Purchase Plans (DPPs)--These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                                  o Automatic Investment Plans (AIPs)--These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                                  Participation in a DRIP, DPP or AIP is
                                  voluntary.

                                  Investment Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                                  Investment Employees must preclear all
                                  optional cash purchases through a DRIP and all purchases through a DPP. Investment Employees must also preclear all sales through a DRIP, DPP or AIP.

STATEMENT OF SECURITIES           Within ten days of receiving this Policy and
ACCOUNTS AND HOLDINGS             on an annual basis thereafter, all Investment
                                  Employees must submit to the designated
                                  Preclearance Compliance Officer:

                                  o  a listing of all securities trading
                                     accounts in which the employee has a
                                     beneficial interest.

                                  o a statement of all securities in which they presently have any direct or indirect beneficial ownership other than Exempt Securities, as defined in the Glossary.

                                  The annual report must be completed upon the request of Corporate Compliance, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the Investment Employee has read and complied with this Policy.







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RESTRICTED LIST                   Each Preclearance Compliance Officer will
                                  maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Investment Employees in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its Investment Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

                                  The Preclearance Compliance Officer will retain copies of the restricted lists for five years.

CONFIDENTIAL TREATMENT            The Manager of Corporate Compliance and/or
                                  Preclearance Compliance Officer will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy. Documents received from Investment Employees are also available for inspection by the boards of directors of 40-Act entities and by the boards of directors (or trustees or managing general partners, as applicable) of the investment companies managed or administered by 40-Act entities.










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RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                                  Investment Employees who engage in
                                  transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                                  The following restrictions apply to all
                                  transactions in Mellon's pub-licly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" on page 31 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of
                                  1934).

                                  o  Short Sales-Short sales of Mellon
                                     securities by employees are prohibited.

                                  o Short Term Trading-Investment Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanction, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.

                                  o Margin Transactions-Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                                  o  Option Transactions-Option transactions
                                     involving Mellon's publicly traded
                                     securities are prohibited. Transactions
                                     under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                                  o  Major Mellon Events-Employees who have
                                     knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                                  o  Mellon Blackout Period-Employees are
                                     prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.


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MELLON 401(K) PLAN                For purposes of the blackout period and the
                                  short term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                                  o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                                  o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

                                     o  with respect to Investment Employees,
                                        any profits realized on short term
                                        changes in the 401(k) will not have to
                                        be disgorged.

                                     o  changes to existing account balance
                                        allocations in the 401(k) plan will not
                                        be compared to transactions in Mellon
                                        securities outside the 401(k) for
                                        purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                                  Except for the above there are no other
                                  restrictions applicable to the 401(k) plan.
                                  This means, for example:

                                  o Employees are not required to preclear any elections or changes made in their 401(k) account.

                                  o  There is no restriction on employees'
                                     changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                                  o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON EMPLOYEE                   Receipt-Your receipt of an employee stock
STOCK OPTIONS                     option from Mellon is not deemed to be a
                                  purchase of a security. Therefore, it is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                                  Exercises-The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.





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MELLON EMPLOYEE                   "Cashless" Exercises-The exercise of an
STOCK OPTIONS                     employee stock option which is part of a
(cont.)                           "cashless exercise" or "netting of shares"
                                  that is administered by the Human Resources
                                  Department or Chase Mellon Shareholder
                                  Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                                  Sales-The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.



RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                                  Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

                                  The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                                  The following restrictions apply to all
                                  securities transactions by employees:

                                  o Customer Transactions-Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                                  o  Excessive Trading, Naked Options-Mellon
                                     discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                                  o Front Running-Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.






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                                  o  Initial Public Offerings-Investment
                                     Employees are prohibited from acquiring
                                     securities through an allocation by the
                                     under-writer of an Initial Public Offering
                                     (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Investment Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                                  o Material Nonpublic Information-Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                                  o Private Placements-Investment Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance, the designated Preclearance Compliance Officer and the Investment Employee's department head. Approval must be given by all three persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, Investment Employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised ccount will be subject to independent review.

                                  o  Scalping-Employees may not engage in
                                     "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                                  o  Short Term Trading-All Employees are
                                     discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. With respect to Investment Employees, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management. Exception: securities may be sold pursuant to a bona fide tender offer without disgorgement under the 60-day rule.












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PROHIBITION ON INVESTMENTS IN     You are prohibited from acquiring any security
SECURITIES OF FINANCIAL SERVICES  issued by a financial services organization if
ORGANIZATION                      you are:

                                  o  a member of the Mellon Senior Management
                                     Committee.

                                  o  employed in any of the following
                                     departments:
                                     o Corporate Strategy & Development
                                     o Legal (Pittsburgh only)
                                     o Finance (Pittsburgh only)

                                  o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                                  Financial Services Organizations-The term
                                  "security issued by a financial services
                                  organization" includes any security issued by:

                                  o  Commercial Banks other than Mellon

                                  o  Bank Holding Companies other than Mellon

                                  o  Insurance Companies

                                  o  Investment Advisory Companies

                                  o  Shareholder Servicing Companies

                                  o  Thrifts

                                  o  Savings and Loan Associations

                                  o  Broker/Dealers

                                  o  Transfer Agents

                                  o  Other Depository Institutions

                                  The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                                  Effective Date-Securities of financial
                                  services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                                  Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                                  Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                                  Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.


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BENEFICIAL OWNERSHIP              The provisions of the Policy apply to
                                  transactions in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                                  o  accounts of a spouse, minor children or
                                     relatives to whom substantial support is contributed;

                                  o  accounts of any other member of the
                                     employee's household (e.g., a relative
                                     living in the same home);

                                  o  trust or other accounts for which the
                                     employee acts as trustee or otherwise
                                     exercises any type of guidance or
                                     influence;

                                  o corporate accounts controlled, directly or indirectly, by the employee;

                                  o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                                  o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON EMPLOYEE               The provisions discussed above do not apply to
BENEFIT PLANS                     transactions done under a bona fide employee
                                  benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                                  The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.













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PROTECTING CONFIDENTIAL INFORMATION

                                  As an employee you may receive information about Mellon, its cus-tomers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER TRADING AND TIPPING       Federal securities laws generally prohibit the
LEGAL PROHIBITIONS                trading of securities while in possession of
                                  "material nonpublic" information regarding the issuer of those securities (insider trading).
                                  Any person who passes along material nonpublic information upon which a trade is based
                                  (tipping) may also be liable.

                                  Information is "material" if there is a
                                  substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                                  o  a proposal or agreement for a merger,
                                     acquisition or divestiture, or for the sale or purchase of substantial assets;

                                  o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                                  o  dividend declarations or changes;

                                  o  extraordinary borrowings or liquidity
                                     problems;

                                  o  defaults under agreements or actions by
                                     creditors, customers or suppliers relating to a company's credit standing;

                                  o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                                  o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                                  o  a proposal or agreement concerning a
                                     financial restructuring;

                                  o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                                  o a significant expansion or contraction of operations;

                                  o  information about major contracts or
                                     increases or decreases in orders;

                                  o the institution of, or a development in, litigation or a regulatory proceeding;

                                  o developments regarding a company's senior management;

                                  o information about a company received from a director of that company; and

                                  o information regarding a company's possible noncompliance with environmental protection laws.

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INSIDER TRADING AND TIPPING       This list is not exhaustive. All relevant
LEGAL PROHIBITIONS                circumstances must be considered when
(cont.)                           determining whether an item of information is
                                  material.

                                  "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                                  If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY                   Employees who possess material nonpublic
                                  information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsi-bilities with Mellon. These prohibitions remain in effect until the information has become public.

                                  Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                                  Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                                  Questions regarding Mellon's policy on
                                  material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.








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RESTRICTIONS ON THE FLOW OF       As a diversified financial services
INFORMATION WITHIN MELLON         organization, Mellon faces unique challenges
(THE "CHINESE WALL")              in complying with the prohibitions on insider
                                  trading and tipping of material non-public information, and misuse of confidential information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that com-pany's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese
                                  Wall" policy applicable to all employees. The
                                  "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential
                                  Insider Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.



SPECIAL PROCEDURES FOR ACCESS DECISION MAKERS

                                  Certain Portfolio Managers and Research
                                  Analysts in the fiduciary businesses have been designated as Access Decision Makers and are subject to additional procedures which are discussed in a separate edition of the Securities Trading Policy. If you have reason to believe that you may be an Access Decision Maker, contact your supervisor, designated Preclearance Compliance Officer or the Manager of Corporate Compliance.












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SECTION THREE-APPLICABLE TO OTHER EMPLOYEES

QUICK REFERENCE-OTHER EMPLOYEES

SOME THINGS YOU MUST DO

o If you buy or sell Mellon Financial Corporation securities you must provide a report of the trade and a copy of the broker confirmation within 10 days of transaction to the Manager of Corporate Compliance, AIM 151-4340. This does not apply to the exercise of employee stock options, or changes in elections under Mellon's 401(k) Retirement Savings Plan.

o If you want to purchase any security in a Private Placement you must first obtain the approval of your Department/Entity head and the Manager of Corporate Compliance. Contact the Manager of Corporate Compliance at 412-234-0810.

o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

o For Employees who are subject to the prohibition on new investments in financial services organiza-tions (certain employees only-see page 41), broker must send directly to Manager of Corporate Compliance, Mellon Financial Corporation, PO Box 3130, Pittsburgh, PA 15230-3130:

   o  Broker trade confirmations summarizing each transaction

   o  Periodic statements

Exhibit A can be used to notify your broker of all accounts for which your broker will be responsible for sending duplicate confirmations and statements.

SOME THINGS YOU MUST NOT DO

MELLON SECURITIES--The following transactions in Mellon securities are prohibited for all Mellon Employees:

o  Short sales

o  Purchasing and selling or selling and purchasing within 60 days

o  Purchasing or selling during a blackout period

o  Margin purchases or options other than employee options.

NON-MELLON SECURITIES--

o New investments in financial services organizations (certain employees only-see page 41).

OTHER RESTRICTIONS are detailed throughout Section Three. READ THE POLICY!

QUESTIONS? 412-234-1661








This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.
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STANDARDS OF CONDUCT FOR OTHER EMPLOYEES

                                  Every Other Employee must follow these
                                  procedures or risk serious sanctions,
                                  including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

CONFLICT OF INTEREST              No employee may engage in or recommend any
                                  securities transaction that places, or
                                  appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC                No employee may engage in or recommend a
INFORMATION                       securities transaction, for his or her own
                                  benefit or for the benefit of others,
                                  including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communi-cate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts-All employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account.

PERSONAL SECURITIES TRANSACTIONS  Other Employees must report in writing to the
REPORTS Manager of Corporate Compliance within ten calendar days whenever they purchase or sell Mellon securities. Purchases and sales include optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

                                  It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's 401(k) Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, and the receipt or exercise of options under Mellon's employee stock option plans are not considered purchases or sales for the purpose of this reporting requirement.

BROKERAGE ACCOUNT STATEMENTS      Certain Other Employees are subject to the
                                  restriction on investments in financial
                                  services organizations and are required to instruct their brokers to send statements directly to Corporate Compliance. See page 41.

                                  An example of an instruction letter to a broker is contained in Exhibit A.









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CONFIDENTIAL TREATMENT            The Manager of Corporate Compliance will use
                                  his or her best efforts to assure that all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.


RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                                  Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                                  The following restrictions apply to all
                                  transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be expected to exercise influence or control (see provisions under "Beneficial Ownership" on page 42 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                                  o  Short Sales-Short sales of Mellon
                                     securities by employees are prohibited.

                                  o Short Term Trading-Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period.

                                  o Margin Transactions-Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                                  o  Option Transactions-Option transactions
                                     involving Mellon's publicly traded
                                     securities are prohibited. Transactions
                                     under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                                  o  Major Mellon Events-Employees who have
                                     knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.




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                                  o  Mellon Blackout Period-Employees are
                                     prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

MELLON 401(K) PLAN                For purposes of the blackout period and the
                                  short term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                                  o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                                  o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                                  Except for the above there are no other
                                  restrictions applicable to the 401(k) plan.
                                  This means, for example:

                                  o Employees are not required to preclear any elections or changes made in their 401(k) account.

                                  o  There is no restriction on employees'
                                     changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                                  o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.






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MELLON EMPLOYEE                   Receipt-Your receipt of an employee stock
STOCK OPTIONS                     option from Mellon is not deemed to be a
                                  purchase of a security. Therefore, it is exempt from reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                                  Exercises-The exercise of an employee stock option that results in your holding the shares is exempt from reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                                  "Cashless" Exercises-The exercise of an
                                  employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                                  Sales-The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.


RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                                  Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensi-tive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" on page 42, which is applicable to the following restrictions.The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restric-tions in addition to the restrictions and reporting requirements set forth below.

                                  The following restrictions apply to all
                                  securities transactions by employees:

                                  o  Credit, Consulting or Advisory
                                     Relationship- Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition


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                                     does not apply to transactions in open end
                                     mutual funds.

                                  o Customer Transactions-Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                                  o  Excessive Trading, Naked Options-Mellon
                                     discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                                  o Front Running-Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                                  o Initial Public Offerings-Other Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Other Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                                  o Material Nonpublic Information-Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                                  o  Private Placements-Other Employees are
                                     prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                                  o  Scalping-Employees may not engage in
                                     "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                                  o  Short Term Trading-Employees are
                                     discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.




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PROHIBITION ON INVESTMENTS IN     You are prohibited from acquiring any security
SECURITIES OF FINANCIAL SERVICES  issued by a financial services organization if
ORGANIZATIONS                     you are:

                                  o  a member of the Mellon Senior Management
                                     Committee.

                                  o  employed in any of the following
                                     departments:

                                     o  Corporate Strategy & Development
                                     o  Legal (Pittsburgh only)
                                     o  Finance (Pittsburgh only)

                                  o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                                  Brokerage Accounts-All employees subject to this restriction on investments in financial services organizations are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account has no reportable securities traded in it, the employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance. An example of an instruction letter to a broker is contained in Exhibit A.

                                  Financial Services Organizations-The term
                                  "security issued by a financial services
                                  organization" includes any security issued by:

                                  o  Commercial Banks other than Mellon
                                  o  Bank Holding Companies other than Mellon
                                  o  Insurance Companies
                                  o  Investment Advisory Companies
                                  o  Shareholder Servicing Companies
                                  o  Thrifts
                                  o  Savings and Loan Associations
                                  o  Broker/Dealers
                                  o  Transfer Agents
                                  o  Other Depository Institutions

                                  The term "securities issued by a financial services organization" does not include securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                                  Effective Date-Securities of financial
                                  services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.






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PROHIBITION ON INVESTMENTS IN     Additional securities of a financial services
SECURITIES OF FINANCIAL SERVICES  organization acquired through the reinvestment
ORGANIZATIONS                     of the dividends paid by such financial
(cont.)                           services organization through a dividend
                                  reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                                  Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                                  Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

BENEFICIAL OWNERSHIP              The provisions of the Policy apply to
                                  transactions in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                                  o  accounts of a spouse, minor children or
                                     relatives to whom substantial support is contributed;

                                  o  accounts of any other member of the
                                     employee's household (e.g., a relative
                                     living in the same home);

                                  o  trust or other accounts for which the
                                     employee acts as trustee or otherwise
                                     exercises any type of guidance or
                                     influence;

                                  o corporate accounts controlled, directly or indirectly, by the employee;

                                  o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                                  o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON EMPLOYEE               The provisions discussed above do not apply to
BENEFIT PLANS                     transactions done under a bona fide employee
                                  benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                                  The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.


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PROTECTING CONFIDENTIAL INFORMATION

                                  As an employee you may receive information about Mellon, its cus-tomers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER TRADING AND TIPPING       Federal securities laws generally prohibit the
LEGAL PROHIBITIONS                trading of securities while in possession of
                                  "material nonpublic" information regarding the issuer of those securities (insider trading).
                                  Any person who passes along material nonpublic information upon which a trade is based
                                  (tipping) may also be liable.

                                  Information is "material" if there is a
                                  substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                                  o  a proposal or agreement for a merger,
                                     acquisition or divestiture, or for the sale or purchase of substantial assets;

                                  o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                                  o  dividend declarations or changes;

                                  o  extraordinary borrowings or liquidity
                                     problems;

                                  o  defaults under agreements or actions by
                                     creditors, customers or suppliers relating to a company's credit standing;

                                  o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                                  o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                                  o  a proposal or agreement concerning a
                                     financial restructuring;

                                  o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                                  o a significant expansion or contraction of operations;

                                  o  information about major contracts or
                                     increases or decreases in orders;

                                  o the institution of, or a development in, litigation or a regulatory proceeding;

                                  o developments regarding a company's senior management; information about a company received from a director of that company; and

                                  o information regarding a company's possible noncompliance with environmental protection laws.

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INSIDER TRADING AND TIPPING       This list is not exhaustive. All relevant
LEGAL PROHIBITIONS                circumstances must be considered when
(cont.)                           determining whether an item of information is
                                  material.

                                  "Nonpublic"- Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                                  If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY                   Employees who possess material nonpublic
                                  information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsi-bilities with Mellon. These prohibitions remain in effect until the information has become public.

                                  Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                                  Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                                  Questions regarding Mellon's policy on
                                  material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.






-------------------------------------------------------------------------------
                                                                         page 44

PERSONAL SECURITIES TRADING PRACTICES
=====================-----------------------------------------------------------


RESTRICTIONS ON THE FLOW OF       As a diversified financial services
INFORMATION WITHIN MELLON         organization, Mellon faces unique challenges
(THE "CHINESE WALL")              in complying with the prohibitions on insider
                                  trading and tipping of material non-public information, and misuse of confidential information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese
                                  Wall" policy applicable to all employees. The
                                  "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential
                                  Insider Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.




























--------------------------------------------------------------------------------
page 45

GLOSSARY
=====================-----------------------------------------------------------


DEFINITIONS                       o  40-ACT ENTITY-A Mellon entity registered
                                     under the Investment Company Act and/or the Investment Advisers Act of 1940.

                                  o ACCESS DECISION MAKER-A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

                                  o  ACCESS PERSON-As defined by Rule 17j-1
                                     under the Investment Company Act of 1940,
                                     "access person" means:

                                     (A) With respect to a registered investment
                                         company or an investment adviser
                                         thereof, any director, officer, general
                                         partner, or advisory person (see
                                         definition below), of such investment
                                         company or investment adviser;

                                     (B) With respect to a principal
                                         underwriter, any director, officer, or
                                         general partner of such principal
                                         underwriter who in the ordinary course
                                         of his business makes, participates in
                                         or obtains information regarding the
                                         purchase or sale of securities for the
                                         registered investment company for which
                                         the principal underwriter so acts, or
                                         whose functions or duties as part of
                                         the ordinary course of his business
                                         relate to the making of any
                                         recommendations to such investment
                                         company regarding the purchase or sale
                                         of securities.

                                     (C) Notwithstanding the provisions of
                                         paragraph (A) hereinabove, where the
                                         investment adviser is primarily engaged
                                         in a business or businesses other than
                                         advising registered investment
                                         companies or other advisory clients,
                                         the term "access person" shall mean:
                                         any director, officer, general partner,
                                         or advisory person of the investment
                                         adviser who, with respect to any
                                         registered investment company, makes
                                         any recommendations, participates in
                                         the determination of which
                                         recommendation shall be made, or whose
                                         principal function or duties relate to
                                         the determination of which
                                         recommendation will be made, to any
                                         such investment company; or who, in
                                         connection with his duties, obtains any
                                         information concerning securities
                                         recommendations being made by such
                                         investment adviser to any registered
                                         investment company.

                                     (D) An investment adviser is "primarily
                                         engaged in a business or businesses
                                         other than advising registered
                                         investment companies or other advisory
                                         clients" when, for each of its most
                                         recent three fiscal years or for the
                                         period of time since its organization,
                                         whichever is less, the investment
                                         adviser derived, on an unconsolidated
                                         basis, more than 50 percent of (i) its
                                         total sales and revenues, and (ii) its
                                         income (or loss) before income taxes
                                         and extraordinary items, from such
                                         other business or businesses.




--------------------------------------------------------------------------------
                                                                         page 46

GLOSSARY
=====================-----------------------------------------------------------


                                  o ADVISORY PERSON of a registered investment company or an investment adviser thereof means:

                                     (A) Any employee of such company or
                                         investment adviser (or any company in a
                                         control relationship to such investment
                                         company or investment adviser) who, in
                                         connection with his regular functions
                                         or duties, makes, participates in, or
                                         obtains information regarding the
                                         purchase or sale of a security by a
                                         registered investment company, or whose
                                         functions relate to the making of any
                                         recommendation with respect to such
                                         purchases or sales; and

                                     (B) Any natural person in a control
                                         relationship to such company or
                                         investment adviser who obtains
                                         information concerning recommendations
                                         made to such company with regard to the
                                         purchase or sale of a security.

                                  o APPROVAL-written consent or written notice of non-objection.

                                  o BENEFICIAL OWNERSHIP-The definition that follows conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise employees on this definition. It is the responsibility of employee to read the definition and based on that definition, determine whether he/she is the beneficial owner of an account. If the employee determines that he/she is not a beneficial owner of an account and Corporate Compliance becomes aware of the existence of the account, the employee will be responsible for justifying his/her determination.

                                     Securities owned of record or held in the employee's name are generally considered to be beneficially owned by the employee.

                                     Securities held in the name of any other person are deemed to be beneficially owned by the employee if by reason of any contract, understanding, relationship, agreement or other arrangement, the employee obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the employee's benefit (regardless of record ownership), e.g., securities held for the employee or members of the employee's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other adminis-trators; securities owned by the employee, but which have not been transferred into the employee's name on the books of the company; securities which the employee has pledged; or securities owned by a corporation that should be regarded as the employee's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the employee's immediate family, which includes the employee's spouse, the employee's minor children and stepchildren and the employee's relatives or


--------------------------------------------------------------------------------
page 47

GLOSSARY
=====================-----------------------------------------------------------


                                  o BENEFICIAL OWNERSHIP-definition continued: the relatives of the employee's spouse who are sharing the employee's home, unless because of countervailing circum-stances, the employee does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An employee is also deemed the beneficial owner of securities held in the name of some other person, even though the employee does not obtain benefits of ownership, if the employee can vest or revest title in himself at once, or at some future time.

                                     In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or
                                     (3) pursuant to the power to revoke a
                                     trust, discretionary account or similar
                                     arrangement.

                                     With respect to ownership of securities
                                     held in trust, beneficial ownership
                                     includes ownership of securities as a
                                     trustee in instances where either the
                                     employee as trustee or a member of the
                                     employee's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the employee of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the employee as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the employee being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the employee's prior approval as settlor or beneficiary. "Immediate family" of an employee as trustee means the employee's son or daughter (including any legally adopted children) or any descen-dant of either, the employee's stepson or stepdaughter, the employee's father or mother or any ancestor of either, the employee's stepfather or stepmother and the employee's spouse.

                                     To the extent that stockholders of a
                                     company use it as a personal trading or
                                     investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, con-sidered to exist solely by reason of an indirect interest in portfolio



--------------------------------------------------------------------------------
                                                                         page 48

GLOSSARY
=====================-----------------------------------------------------------


                                  o BENEFICIAL OWNERSHIP-definition continued: securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retire-ment plan holding securities of an issuer whose employees gen-erally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                                     Any person who, directly or indirectly,
                                     creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                                     The final determination of beneficial
                                     ownership is a question to be determined in light of the facts of a particular case. Thus, while the employee may include security holdings of other members of his family, the employee may nonetheless disclaim beneficial ownership of such securities.

                                  o "CHINESE WALL" POLICY-procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

                                  o DIRECT FAMILY RELATION-employee's husband, wife, father, mother, brother, sister, daughter or son. Includes the preceding plus, where appropriate, the following prefixes/suffix: grand-, step-, foster-, half- and -in-law.

                                  o DISCRETIONARY TRADING ACCOUNT-an account over which the employee has no direct or indirect control over the investment decision making process.

                                  o  EMPLOYEE-any employee of Mellon Financial
                                     Corporation or its more-than-50%-owned
                                     direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees; does not include consultants and contract or temporary employees.

                                  o  EXEMPT SECURITIES-Exempt Securities are
                                     defined as:

                                     o direct obligations of the government of
                                       the United States;
                                     o high quality short-term debt instruments;
                                     o bankers' acceptances;
                                     o bank certificates of deposit and time
                                       deposits;
                                     o commercial paper;
                                     o repurchase agreements;
                                     o securities issued by open-end investment
                                       companies;




--------------------------------------------------------------------------------
page 49

GLOSSARY
=====================-----------------------------------------------------------


                                  o  FAMILY RELATION-see direct family relation.

                                  o  GENERAL COUNSEL-General Counsel of Mellon
                                     Financial Corporation or any person to whom relevant authority is delegated by the General Counsel.

                                  o INDEX FUND-an investment company or managed portfolio which contains securities of an index in proportions designed to replicate the return of the index.

                                  o  INITIAL PUBLIC OFFERING (IPO)-the first
                                     offering of a company's securities to the public through an allocation by the underwriter.

                                  o  INVESTMENT CLUB- is a membership
                                     organization where investors make joint
                                     decisions on which securities to buy or
                                     sell. The securities are generally held in the name of the investment club. Since each member of an investment club participates in the investment decision making process, Insider Risk Employees, Investment Employees and Access Decision Makers belonging to such investment clubs must preclear and report the securities transactions contemplated by such investment clubs. In contrast, a private investment company is an organization where the investor invests his/her money, but has no direct control over the way his/her money is invested. Insider Risk Employees, Investment Employees and Access Decision Makers investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company. Insider Risk Employees, Investment Employees and Access Decision Makers are required to report their investment in a private investment company to the Manager of Corporate Compliance and certify to the Manager of Corporate Compliance that they have no direct control over the way their money is invested.

                                  o INVESTMENT COMPANY-a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                                  o INVESTMENT ETHICS COMMITTEE is composed of investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:

                                     o  President and Chief Investment Officer
                                        of The Dreyfus Corporation (Committee
                                        Chair)

                                     o  General Counsel, Mellon Financial
                                        Corporation

                                     o  Chief Risk Management Officer, Mellon
                                        Trust

                                     o  Manager of Corporate Compliance, Mellon
                                        Financial Corporation

--------------------------------------------------------------------------------
                                                                         page 50

GLOSSARY
=====================-----------------------------------------------------------


                                     o  Corporate Chief Auditor, Mellon
                                        Financial Corporation

                                     o  Chief Investment Officer, Mellon Private
                                        Asset Management

                                     o Executive Officer of a Mellon investment adviser (rotating membership)

                                     The Committee has oversight of issues
                                     related to personal securi-ties trading and investment activity by Access Decision Makers.

                                  o  MANAGER OF CORPORATE COMPLIANCE-the
                                     employee within the Audit & Risk Review
                                     Department of Mellon Financial Corporation who is responsible for administering the Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

                                  o MELLON-Mellon Financial Corporation and all of its direct and indirect subsidiaries.

                                  o OPTION-a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

                                     o  Call Options

                                        If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.

                                        If a Mellon employee sells a call
                                        option, the employee is considered to
                                        have sold the underlying security on the date the option was sold.

                                     o  Put Options

                                        If a Mellon employee buys a put option,
                                        the employee is considered to have sold
                                        the underlying security on the date the
                                        option was purchased.

                                        If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.

                                     Below is a table describing the above:

                     ----------------------------------------------------------
                                                Transaction Type
                     ----------------------------------------------------------
                     Option Type           Buy                    Sale
                     ----------------------------------------------------------
                         Put             Sale of               Purchase of
                                   Underlying Security     Underlying Security
                     ----------------------------------------------------------
                         Call          Purchase of               Sale of
                                   Underlying Security     Underlying Security
                     ----------------------------------------------------------


--------------------------------------------------------------------------------
page 51

GLOSSARY
=====================-----------------------------------------------------------


                                  o PRECLEARANCE COMPLIANCE OFFICER-a person designated by the Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

                                  o PRIVATE PLACEMENT-an offering of securities that is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering. Includes limited partnerships.

                                  o  SENIOR MANAGEMENT COMMITTEE-the Senior
                                     Management Committee of Mellon Financial
                                     Corporation.

                                  o SHORT SALE-the sale of a security that is not owned by the seller at the time of the trade.






















--------------------------------------------------------------------------------
                                                                         page 52

=====================-----------------------------------------------------------


EXHIBIT A-SAMPLE INSTRUCTION
LETTER TO BROKER


--------------------------------------------------------------------------------

[MELLON LOGO]

Date

Broker ABC
Street Address
City, State ZIP


Re: John Smith & Mary Smith
    Account No. xxxxxxxxxxxx


In connection with my existing brokerage accounts at your firm noted above, please be advised that the Compliance Department of my employer should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:

               Manager, Corporate Compliance
               Mellon Financial Corporation
               PO Box 3130 Pittsburgh, PA 15230-3130

               or

               Preclearance Compliance Officer
               (obtain address from your designated Preclearance Compliance Officer)

Thank you for your cooperation in this request.


Sincerely yours,



Employee



cc: Manager, Corporate Compliance (151-4340) or Preclearance Compliance Officer


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
page 53

Questions Concerning the Securities Trading Policy?
Contact Corporate Compliance, (412) 234-1661
AIM 151-4340, Mellon Bank, Pittsburgh, PA 15258-0001




[MELLON LOGO]
--------------------------------------------------------------------------------
Corporate Compliance
www.mellon.com

[LOGO] MELLON
________________________________________________________________________________

                           SECURITIES TRADING POLICY-
                          ACCESS DECISION MAKER EDITION





                               [GRAPHIC OMITTED]

[LOGO] MELLON

                                                                       July 2000

Dear Mellon Financial Employee:

At Mellon, we take great pride in our transformation over the years from a regional bank to a global financial services company. Our growth makes us better able to meet customers' changing needs, gives us greater stability during any unexpected economic downturn and affords us the opportunity to be the best performing financial services company.

This diversity of our businesses also makes us a complex organization, which is why it's more important than ever that you clearly understand Mellon's Securities Trading Policy. Mellon has long maintained strict policies regarding securities transactions, all with the same clear-cut objective: to establish and demonstrate our compliance with the high standards with which we conduct our business.

If you are new to Mellon, please take the time to fully understand the Policy and consult it whenever you are unsure about appropriate actions. If you have seen the Policy previously, I urge you to renew your understanding of the entire document and its implications for you. Only by strict adherence to the Policy can we ensure that our well-deserved reputation for integrity is preserved.

Sincerely yours,


/s/ Marty
---------------------
Martin G. McGuinn
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

QUICK REFERENCE-ACCESS DECISION MAKERS

SOME THINGS YOU MUST DO

1. STATEMENT OF HOLDINGS-Provide to your Preclearance Compliance Officer a statement of all securities holdings within 10 days of becoming an ADM, and within 30 days after every quarter-end thereafter.

2. DUPLICATE STATEMENTS & CONFIRMATIONS-Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Compliance:

   o Trade confirmations summarizing each transaction
   o Periodic statements

   Exhibit A can be used to notify your broker. Contact your designated Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have a beneficial interest.

3. PRECLEARANCE-Before initiating a securities transac-tion, written preclearance must be obtained from the designated Preclearance Compliance Officer. This can be accomplished by completing a Preclearance Request Form and:

   o delivering or faxing the request to the designated Preclearance Compliance Officer, or
   o contacting the designated Preclearance Compliance Officer for other available notification options.

   Preclearance Request Forms can be obtained from the designated Preclearance Compliance Officer. If preclearance approval is received the trade should be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance approval will expire.

4. CONTEMPORANEOUS DISCLOSURE-ADMs must obtain written authorization from the ADM's CIO or other Investment Ethics Committee designee prior to making or acting upon a portfolio recommendation in a security which they own personally.

5. PRIVATE PLACEMENTS-Purchases must be precleared by the Investment Ethics Committee. Prior holdings must be approved by the Investment Ethics Committee within 90 days of becoming an ADM. To initiate preclearance or approval, contact the Manager of Corporate Compliance.

6. IPOs-Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

7. MICRO-CAP SECURITIES-MCADMs are prohibited from purchasing any security of an issuer with a common equity market capitalization of $100 million or less at the time of acquisition unless approved by the Investment Ethics Committee. MCADMs must obtain on their Preclearance Request Forms the written authorization of their immediate supervisor and their Chief Investment Officer prior to trading any security of an issuer with a common equity market capitalization of more than $100 million but less than or equal to $250 million at the time of trade. Any prior holding of such securities must be approved by the CIO.

SOME THINGS YOU MUST NOT DO

MELLON SECURITIES-The following transactions in Mellon securities are prohibited for all Mellon employees:

o Short sales
o Purchasing and selling or selling and purchasing within 60 days
o Purchasing or selling during a blackout period
o Margin purchases or options other than employee options.

NON-MELLON SECURITIES

o Portfolio Managers are prohibited from purchasing/selling 7 days before or after a fund or other advised account transaction.
o For all ADMs, purchasing and selling or selling and purchasing the same or equivalent security within 60 days is discouraged, and any profits must be disgorged.

OTHER RESTRICTIONS are detailed throughout the policy. READ THE POLICY!

EXEMPTIONS
Preclearance is NOT required for certain other types of transactions, and transactions in certain other types of securities. See pages 9 & 10.

QUESTIONS?
Contact your designated Preclearance Compliance Officer. If you don't know who that is, call 412-234-1661.

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.

TABLE OF CONTENTS
________________________________________________________________________________


                                                                          Page #

INTRODUCTION..............................................................     1
   Purpose................................................................     1

CLASSIFICATION OF EMPLOYEES...............................................   2-3
   ADMs, MCADMs Consultants, Independent Contractors, and Temporary
     Employees............................................................     2
   The Investment Ethics Committee........................................     3

PERSONAL SECURITIES TRADING PRACTICES.....................................  4-21
   Standards of Conduct for Access Decision Makers........................  4-11
      Conflict of Interest ...............................................     4
      Material Nonpublic Information......................................     4
      Brokers.............................................................     4
      Personal Securities Transaction Reports.............................     5
      Statement of Securities Accounts and Holdings.......................     5
      Quarterly Reporting 6 Preclearance for Personal Securities
        Transactions......................................................   6-7
      Contemporaneous Disclosure..........................................   7-8
      Blackout Policy.....................................................     9
      Exemptions from Requirement to Preclear.............................  9-10
      Gifting of Securities...............................................    10
      DRIPs, DPPs, and AIPs...............................................    10
      Restricted List.....................................................    11
      Confidential Treatment..............................................    11
   Restrictions on Transactions in Mellon Securities...................... 12-14
      Mellon 401(k) Plan..................................................    13
      Mellon Employee Stock Options.......................................    14
   Restrictions on Transactions in Other Securities....................... 15-19
      Initial Public Offerings............................................    15
      Micro-Cap Se15-16 Private Placements................................ 16-17
      Prohibition on Investments in Securities of Financial Services
        Organizations..................................................... 17-18
      Beneficial Owner....................................................    18
      Non-Mellon Employee Benefit Plans...................................    19
   Protecting Confidential Information.................................... 19-21
      Insider Trading and Tipping-Legal Prohibitions...................... 19-20
      Insider Trading and Tipping-Mellon's Policy.........................    21
   The "Chinese Wall".....................................................    21

GLOSSARY
   Definitions............................................................ 22-28

   Exhibit A - Sample Letter to Broker....................................    29

________________________________________________________________________________

INTRODUCTION
________________________________________________________________________________

The Securities Trading Policy (the "Policy") is designed to reinforce Mellon Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon Employee.

Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

Employees outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from US law and which may subject such employees to additional requirements. Such employees must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, employees should consult the General Counsel or the Manager of Corporate Compliance.

Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Audit & Risk Review Department.

Employees must read the Policy and must comply with it. Failure to comply with the provisions of the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of Corporate Compliance or his/her designee.

SPECIAL EDITION

This edition of the Securities Trading Policy has been prepared especially for Access Decision Makers. If you believe you are not an Access Decision Maker, please contact your supervisor, designated Preclearance Compliance Officer or the Manager of Corporate Compliance to obtain the standard edition of the Policy.

PURPOSE

It is imperative that Mellon and its affiliates avoid even the appearance of a conflict between the personal securities trading of its employees and its fiduciary duties to investment companies and managed account clients. Potential conflicts of interest are most acute with respect to personal securities trading by those employees most responsible for directing managed fund and account trades: portfolio managers and research analysts. In order to avoid even the appearance of impropriety, an Investment Ethics Committee has been formed. The Committee, in turn, has established the following practices which apply to Access Decision Makers. These practices do not limit the authority of any Mellon affiliate to impose additional restrictions or limitations.

________________________________________________________________________________
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

CLASSIFICATION OF EMPLOYEES
________________________________________________________________________________

                              Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist the employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one or both of the following categories: Access Decision Maker and Micro-Cap Access Decision Maker. Appropriate requirements and limitations are specified in the Policy based upon the employee's classification. The Investment Ethics Committee will determine the classification of each employee based on the following guidelines.

ACCESS DECISION MAKER (ADM)   A person designated as such by the Investment
                              Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts. Portfolio managers in Mellon Private Capital Management are generally ADMs; other personal trust officers are generally not ADMs unless the investment discretion they exercise warrants ADM designation.
                              Traders are not ADMs. Portfolio managers of funds which are limited to replicating an index are not ADMs.

MICRO-CAP ACCESS DECISION     An ADM designated as such by the Investment Ethics
MAKERS (MCADM)                Committee. Generally, this will be ADMs who make
                              recommendations or decisions regarding the purchase or sale of any security of an issuer with a common equity market capitalization equal to or less than two-hundred fifty million dollars.
                              MCADMs are also ADMs.

CONSULTANTS, INDEPENDENT      Managers should inform consultants, independent
CONTRACTORS AND TEMPORARY     contractors and temporary employees of the general
EMPLOYEES                     provisions of the Policy (such as the prohibition
                              on trading while in possession of material nonpublic information), but generally they will not be required to preclear trades or report their personal securities holdings. If one of these persons would be considered an ADM if the person were a Mellon employee, the person's manager should advise the Manager of Corporate Compliance who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.

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                                                                          page 2


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Classification of Employees
________________________________________________________________________________

THE INVESTMENT ETHICS         The Investment Ethics Committee is composed of
COMMITTEE                     investment, legal, compliance, and audit
                              management representatives of Mellon and its affiliates.

                              The chief executive officer, senior investment officer and the Preclearance Compliance Officer at each Mellon investment affiliate, working together, will be designees of the Investment Ethics Committee. The Investment Ethics Committee will meet periodically to review the actions taken by its designees and to consider issues related to personal securities trading and investment activity by ADMs.

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________

STANDARDS OF CONDUCT FOR ACCESS DECISION MAKERS

                              Because of their particular responsibilities, ADMs are subject to preclearance and personal securities reporting requirements, as discussed below.

                              Every ADM must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance or your Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discre-tion of, the Manager of Corporate Compliance.

CONFLICT OF INTEREST          No employee may engage in or recommend any
                              securities transac-tion that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC            No employee may divulge the current portfolio
INFORMATION                   positions, or current or anticipated portfolio
                              transactions, programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                              No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communi-cate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts-All ADMs are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.
________________________________________________________________________________
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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


PERSONAL SECURITIES           Statements & Confirmations-All ADMs are required
TRANSACTIONS REPORT           to instruct their broker, trust account manager or
                              other entity through which they have a securities trading account to submit directly to the Manager of Corporate Compliance or designated Preclearance
                              Compliance Officer copies of all trade
                              confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other Exempt Securities as that term is defined in the glossary and the account has the capability to have reportable securities traded in it, the ADM maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance or designated
                              Preclearance Compliance Officer. Exhibit A is an example of an instruction letter to a broker.

                              Other securities transactions which were not completed through a brokerage account, such as gifts, inheritances, spin-offs from securi-ties held outside brokerage accounts, or other transfers must be reported to the designated Preclearance Compliance Officer within 10 days.

STATEMENT OF SECURITIES       Within ten days of becoming an ADM and on an
ACCOUNTS AND HOLDONGS         annual basis there-after, all ADMs must submit to
                              their designated Preclearance Compliance Officer:

                              o a listing of all securities trading accounts in
                                which the employee has a beneficial interest.

                              o a statement of all securities in which they
                                presently have any direct or indirect beneficial ownership other than Exempt Securities.

                              The annual report must be completed upon the request of Corporate Compliance, and the information submitted must be current within 30 days of the request date the report is submitted. The annual state-ment of securities holdings contains an acknowledgment that the ADM has read and complied with this Policy.

________________________________________________________________________________
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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


QUARTERLY REPORTING           ADMs are required to submit quarterly to their
                              Preclearance Compliance Officer the Quarterly
                              Securities Report. This report must be submitted within 30 days of each quarter end and includes information on:

                              o securities beneficially owned at any time during
                                the quarter which were also either recommended for a transaction or in the portfolio managed by the ADM during the quarter.

                              o positions obtained in private placements.

                              o securities of issuers with a common equity
                                market capitalization of $250 million or less at security acquisition or at the date designated by the Preclearance Compliance Officer, whichever is later, which were beneficially owned at any time during the quarter.

                              o Securities transactions which were not completed
                                through a brokerage account, such as gifts inheritances, spin-offs from securities held outside brokerage accounts, or other transfers.

                              A form for making this report can be obtained from your designated Preclearance Compliance Officer or from the Securities Trading Site on the Mellon intranet.

PRECLEARANCE FOR PERSONAL     All ADMs must notify the designated Preclearance
SECURITIES TRANSACTIONS       Compliance Officer in writing and receive
                              preclearance before they engage in any purchase or sale of a security for their own accounts. ADMs should refer to the provisions under "Beneficial
                              Ownership" on page 18, which are applicable to these provisions.

                              All requests for preclearance for a securities transaction shall be sub-mitted by completing a Preclearance Request Form which can be obtained from the designated Preclearance Compliance Officer. The designated Preclearance Compliance Officer will notify the ADM whether the request is approved or denied, without disclosing the reason for such approval or denial.

                              Notifications may be given in writing or verbally by the designated Preclearance Compliance Officer to the ADM. A record of such notification will be maintained by the designated Preclearance Compliance Officer. However, it shall be the responsibility of the ADM to obtain a written record of the designated Preclearance Compliance Officer's notification within 48 hours of such notifica-tion. The ADM should retain a copy of this written record for at least two years.

                              As there could be many reasons for preclearance being granted or denied, ADMs should not infer from the preclearance response any-thing regarding the security for which preclearance was requested.

________________________________________________________________________________
                                                                          page 6

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


PRECLEARANCE FOR PERSONAL     Although making a preclearance request does not
SECURITIES TRANSACTIONS       obligate an ADM to do the transaction, it should
(cont.)                       be noted that:

                              o Preclearance requests should not be made for a
                                transaction that the ADM does not intend to make.

                              o The order for a transaction should be placed
                                with the broker on the same day that
                                preclearance authorization is received. The broker must execute the trade by the close of business on the next business day, at which time the preclearance authorization will expire.

                              o ADMs should not discuss with anyone else, inside
                                or outside Mellon, the response they received to a preclearance request. If the ADM is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                              o Good Until Canceled/Stop Loss Orders ("Limit
                                Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained. There are additional pre-approval requirements for initial public offerings, micro-cap securities and private placements. See page 15 to 17.

CONTEMPORANEOUS DISCLOSURE    ADMs must obtain written authorization prior to
                              making or acting upon a portfolio recommendation in a security which they own personally. This authorization must be obtained from the ADM's
                              CIO/CEO or other Investment Ethics Committee designee immediately prior to the first such portfolio recommendation in a particular security in a calendar month. The following personal securities holdings are exempt from the requirement to obtain written authorization immedi-ately preceding a portfolio recommendation or transaction:

                              o Exempt Securities (see glossary).

                              o Securities held in accounts over which the ADM
                                has no investment discretion, which are
                                professionally managed by a non-family member, and where the ADM has no actual knowledge that such account is currently holding the same or equivalent security at the time of the portfolio recommendation.

                              o Personal holdings of equity securities of the
                                top 200 issuers on the Russell list of largest publicly traded companies.

                              o Personal equity holdings of securities of non-US
                                issuers with a common equity market
                                capitalization of $20 billion or more.

                              o Personal holdings of debt securities which do
                                not have a conversion feature and are rated BBB or better.

                              o Personal holdings of ADMs who are index fund
                                managers and who have no investment discretion in replicating an index.

________________________________________________________________________________
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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


CONTEMPORANEOUS DISCLOSURE    o Personal holdings of Portfolio Managers in
(cont.) Mellon Private Capital Management and Mellon Private Asset Management if the Portfolio Manager exactly replicates the model or clone portfolio. A disclosure form is required if the Portfolio Manager recommends securities which are not in the clone or model portfolio or recommends a model or clone security in a different percentage than model or clone amounts. Disclosure forms are also required when the Portfolio Manager recommends individual securities to clients, even if Mellon shares control of the investment process with other parties.

                              If a personal securities holding does not fall under one of these exemptions, the ADM must complete and forward a disclosure form for authorization by the CIO/CEO or designee, immediately prior to the first recommendation or transaction in the security in the current calendar month. Disclosure forms for subsequent transactions in the same security are not required for the remainder of the calendar month as long as purchases (or sales) in all portfolios do not exceed the maximum number of shares, options, or bonds disclosed on the disclosure form. If the ADM seeks to effect a transaction or makes a recommendation in a direction opposite to the most recent disclosure form, a new disclosure form must be completed prior to the transac-tion or recommendation.

                              Once the CIO/CEO's authorization is obtained, the ADM may make the recommendation or trade the security in the managed portfolio without the Preclearance Compliance Officeris signature. However, the ADM must deliver the authorization form to the Preclearance Compliance Officer on the day of the CIO/CEOis authorization. The Preclearance Compliance Officer will forward a copy of the completed form for the ADM's files. The ADM is responsible for following-up with the Preclearance Compliance Officer in the event a completed form is not returned to the ADM within 5 business days. It is recommended that the ADM retain completed forms for two years.

                              A listing of Investment Ethics Committee designees, a listing of the Russell 200, and the personal securities disclosure forms are available on the Mellon intranet, or can be obtained from your designated Preclearance Compliance Officer.

________________________________________________________________________________
                                                                          page 8

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


BLACKOUT POLICY               Except as described below, ADMs will generally not
                              be given clear-ance to execute a transaction in any security that is on the restricted list maintained by their Preclearance Compliance
                              Officer, or for which there is a pending buy or sell order for an affiliated account. This pro-vision does not apply to transactions effected or contemplated by index funds.

                              In addition, portfolio managers (except index fund managers) are pro-hibited from buying or selling a security within seven calendar days before and after their investment company or managed account has effected a transaction in that security. In addition to other appropriate sanctions, if such ADM effects such a personal transaction during that period, the individual must disgorge any and all profit realized from such transaction. The amount of the disgorgement will be determined by the Investment Ethics Committee.

                              Exceptions-Regardless of any restrictions above, ADMs will general-ly be given clearance to buy or sell up to the greater of 100 shares or $10,000 of securities of the top 500 issuers on the Russell list of largest publicly traded companies. In addition, ADMs will be exempt from the 7-day disgorgement for the described transactions (but not the disgorgement for short-term/60-day trading). An ADM is limited to two such purchases or two such sales in the securities of any one issuer in any calendar month.

EXEMPTIONS FROM REQUIREMENT   Preclearance is not required for the following
TO PRECLEAR                   transactions:

                              o purchases or sales of Exempt Securities (see
                                Glossary);

                              o purchases or sales of securities issued by
                                non-affiliated closed-end investment companies; non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                              o purchases or sales effected in any account over
                                which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may be maintained, without being subject to preclearance procedures, only when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                              o transactions that are non-volitional on the part
                                of an employee (such as stock dividends);

                              o the sale of Mellon stock received upon the
                                exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

________________________________________________________________________________
page 9

PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


EXEMPTIONS FROM REQUIREMENT   o changes to elections in the Mellon 401(k) plan;
TO PRECLEAR
(cont.)                       o purchases effected upon the exercise of rights
                                issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                              o sales of rights acquired from an issuer, as
                                described above; and/or

                              o sales effected pursuant to a bona fide tender
                                offer.

GIFTING OF SECURITIES         ADMs desiring to make a bona fide gift of
                              securities or who receive a bona fide gift of securities do not need to preclear the transaction. However, ADMs must report such bona fide gifts to the designated Preclearance
                              Compliance Officer. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An ADM who purchases a security with the intention of making a gift must preclear the purchase transaction.

DRIPS, DPPS AND AIPS          Certain companies with publicly traded securities
                              establish:

                              o Dividend reinvestment plans (DRIPs)-These permit
                                shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered by many DRIPs to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                              o Direct Purchase Plans (DPPs)-These allow
                                purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                              o Automatic Investment Plans (AIPs)-These allow
                                purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                              Participation in a DRIP, DPP or AIP is voluntary.

                              ADMs who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                              ADMs must preclear all optional cash purchases through a DRIP and all purchases through a DPP. ADMs must also preclear all sales through a DRIP, DPP or AIP. Exemptions from Requirement to Preclear (cont.) Gifting of Securities DRIPs, DPPs and AIPs.

________________________________________________________________________________
                                                                         page 10

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


RESTRICTED LIST               Each Preclearance Compliance Officer will maintain
                              a list (the "Restricted List") of companies whose securities are deemed appro-priate for implementation of trading restrictions for ADMs in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its ADMs from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advis-ability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

                              The Preclearance Compliance Officer will retain copies of the restricted lists for five years.

CONFIDENTIAL TREATMENT        The Manager of Corporate Compliance and/or
                              Preclearance Compliance Officer will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspec-tion by appropriate regulatory agencies, and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy. Documents received from ADMs are also available for inspection by the boards of directors of 40-Act entities and by the boards of directors (or trustees or managing general partners, as applicable) of the investment companies managed or administered by 40-Act entities.

________________________________________________________________________________
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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                              Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                              The following restrictions apply to all
                              transactions in Mellon's pub-licly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" on page 18 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                              o Short Sales-Short sales of Mellon securities by
                                employees are prohibited.

                              o Short Term Trading-ADMs are prohibited from
                                purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanctions, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.

                              o Margin Transactions-Purchases on margin of
                                Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                              o Option Transactions-Option transactions
                                involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                              o Major Mellon Events-Employees who have knowledge
                                of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

________________________________________________________________________________
                                                                         page 12

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


                              o Mellon Blackout Period-Employees are prohibited
                                from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December
                                16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

MELLON 401(K) PLAN            For purposes of the blackout period and the short
                              term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common
                              Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                              o Employees are prohibited from increasing or
                                decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                              o Employees are prohibited from increasing their
                                existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

                                o with respect to ADMs, any profits realized on
                                  short term changes in the 401(k) will not have to be disgorged.

                                o changes to existing account balance
                                  allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                              Except for the above there are no other
                              restrictions applicable to the 401(k) plan. This means, for example:

                              o Employees are not required to preclear any
                                elections or changes made in their 401(k) account.

                              o There is no restriction on employees' changing
                                their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                              o The regular salary deferral contribution to
                                Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

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Personal Securities Trading Practices
________________________________________________________________________________


MELLON EMPLOYEE STOCK         Receipt-Your receipt of an employee stock option
OPTIONS                       from Mellon is not deemed to be a purchase of a
                              security. Therefore, it is exempt from
                              preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                              Exercises-The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                              "Cashless" Exercises-The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                              Sales-The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

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                                                                         page 14

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                              Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" on page 18, which is applicable to the following restrictions.

                              The Mellon Code of Conduct contains certain restrictions on invest-ments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                              The following restrictions apply to all securities transactions by ADMs:

                              o Customer Transactions-Trading for customers and
                                Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                              o Excessive Trading, Naked Options-Mellon
                                discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                              o Front Running-Employees may not engage in "front
                                running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                              o Initial Public Offerings-ADMs are prohibited
                                from acquiring securities through an allocation by the underwriter of an Initial Public Offering
                                (IPO) without the approval of the Investment
                                Ethics Committee. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the ADM. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                              o Material Nonpublic Information-Employees
                                possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                              o Micro-Cap Securities-Unless specifically
                                authorized in writing by the Investment Ethics Committee, MCADMs are prohibited from voluntarily obtaining beneficial ownership of any security of an issuer with a common equity market capitalization of $100 million or less at the time of acquisition. If any MCADM

________________________________________________________________________________
page 15

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________

                                involuntarily acquires such a micro-cap security through inheritance, gift, or spin-off, this fact must be disclosed in a memo to the MCADM's Preclearance Compliance Officer within 10 business days of the MCADM's knowledge of this fact. A copy of this memo should be attached to the MCADM's next Quarterly Securities Report. A form for making this report can be obtained from your designated Preclearance Compliance Officer.

                                MCADMs must obtain on their Preclearance Request Forms the written authorization of their immediate supervisor and their Chief Investment Officer prior to voluntarily obtaining, or disposing of, a beneficial ownership of any security of an issuer with a common equity market capitalization of more than $100 million but less than or equal to $250 million at the time of acquisition.

                                MCADMs who have prior holdings of securities of an issuer with a common equity market capitalization of $250 million or less must disclose on their next Quarterly Securities Report that they have not yet received CIO/CEO authorization for these holdings. The Preclearance Compliance Officer will utilize these forms to request the appropriate authorizations.

                              o Private Placements-Participation in private
                                placements is prohibited without the prior written approval of the Investment Ethics Committee. The Committee will generally not approve an ADM's acquiring, in a private placement, beneficial ownership of any security of an issuer in which any managed fund or account is authorized to invest within the ADM's fund complex.

                                Private placements include certain co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For the purpose of this policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                                When considering requests for participation in private place-ments, the Investment Ethics Committee will take into account the specific facts and circumstances of the request prior to reaching a decision on whether to authorize a private placement investment by an ADM. These factors include, among other things, whether the opportunity is being offered to an individual by virtue of his or her position with Mellon or its affiliates, or his or her relationship to a managed fund or account. The Investment Ethics Committee will also consider whether a fund or account managed by the ADM is authorized to invest in securities of the issuer in which the ADM is seeking to invest. At its discretion, the Investment Ethics Committee may request any and all information and/or documentation necessary to satisfy itself that no actual or potential conflict, or appearance of a conflict, exists between the proposed private placement purchase and the interests of any managed fund or account.

________________________________________________________________________________
                                                                         page 16

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________



                                ADMs who have prior holdings of securities obtained in a private placement must request the written authorization of the Investment Ethics Committee to continue holding the security. This request for authorization must be initiated within 90 days of becoming an ADM.

                                To request authorization for prior holdings or new proposed acquisitions of securities issued in an eligible private placement, contact the Manager of Corporate Compliance.

                              o Scalping-Employees may not engage in
                                "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                              o Short Term Trading-ADMs are discouraged from
                                purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. Any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management. Exception: securities may be sold pursuant to a bona fide tender offer without disgorgement under the 60-day rule.

PROHIBITION ON INVESTMENTS    You are prohibited from acquiring any security
IN SECURITIES OF FINANCIAL    issued by a financial services organization if
SERVICES ORGANIZATIONS        you are:

                              o a member of the Mellon Senior Management
                                Committee.

                              o employed in any of the following departments:

                                o Corporate Strategy & Development
                                o Legal (Pittsburgh only)
                                o Finance (Pittsburgh only)

                              o an employee specifically designated by the
                                Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                              Financial Services Organizations-The term
                              "security issued by a financial services
                              organization" includes any security issued by:

                              o Commercial Banks other than Mellon
                              o Bank Holding Companies other than Mellon
                              o Insurance Companies
                              o Investment Advisory Companies
                              o Shareholder Servicing Companies
                              o Thrifts
                              o Savings and Loan Associations
                              o Broker/Dealers
                              o Transfer Agents
                              o Other Depository Institutions

________________________________________________________________________________
page 17

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


PROHIBITION ON INVESTMENTS    The term "securities issued by a financial
IN SECURITIES OF FINANCIAL    services organization" does not include securities
SERVICES ORGANIZATIONS        issued by mutual funds, variable annuities or
(cont.)                       insurance policies. Further, for purposes of
                              determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                              Effective Date-Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                              Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial ser-vices organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                              Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                              Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

BENEFICIAL OWNERSHIP          The provisions of the Policy apply to transactions
                              in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                              o accounts of a spouse, minor children or
                                relatives to whom substantial support is contributed;

                              o accounts of any other member of the employee's
                                household (e.g., a relative living in the same home);

                              o trust or other accounts for which the employee
                                acts as trustee or otherwise exercises any type of guidance or influence;

                              o corporate accounts controlled, directly or
                                indirectly, by the employee;

                              o arrangements similar to trust accounts that are
                                established for bona fide financial purposes and benefit the employee; and

                              o any other account for which the employee is the
                                beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

________________________________________________________________________________
                                                                         page 18

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


NON-MELLON EMPLOYEE           The provisions discussed above do not apply to
BENEFIT PLANS                 transactions done under a bona fide employee
                              benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transac-tions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                              The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

PROTECTING CONFIDENTIAL INFORMATION

                              As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER TRADING AND TIPPING   Federal securities laws generally prohibit the
LEGAL PROHIBITIONS            trading of securities while in possession of
                              "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                              Information is "material" if there is a
                              substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                              o a proposal or agreement for a merger,
                                acquisition or divestiture, or for the sale or purchase of substantial assets;

                              o tender offers, which are often material for the
                                party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                              o dividend declarations or changes;

                              o extraordinary borrowings or liquidity problems;

                              o defaults under agreements or actions by
                                creditors, customers or suppliers relating to a company's credit standing;

                              o earnings and other financial information, such
                                as large or unusual write-offs, write-downs, profits or losses;

________________________________________________________________________________
page 19

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


INSIDER TRADING AND TIPPING   o pending discoveries or developments, such as new
LEGAL PROHIBITIONS              products, sources of materials, patents,
(cont.)                         processes, inventions or discoveries of mineral
                                deposits;

                              o a proposal or agreement concerning a financial
                                restructuring;

                              o a proposal to issue or redeem securities, or a
                                development with respect to a pending issuance or redemption of securities;

                              o a significant expansion or contraction of
                                operations;

                              o information about major contracts or increases
                                or decreases in orders;

                              o the institution of, or a development in,
                                litigation or a regulatory proceeding;

                              o developments regarding a company's senior
                                management;

                              o information about a company received from a
                                director of that company; and

                              o information regarding a company's possible
                                noncompliance with environmental protection laws.

                              This list is not exhaustive. All relevant circumstances must be consid-ered when determining whether an item of information is material.

                              "Nonpublic"-Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                              If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources-such as in newspapers or on the internet-becomes public very soon after publication, information appearing in less accessible sources-such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

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                                                                         page 20

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PERSONAL SECURITIES TRADING PRACTICES
________________________________________________________________________________


 MELLON'S POLICY              Employees who possess material nonpublic
                              information about a company-whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company-may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsi-bilities with Mellon. These prohibitions remain in effect until the information has become public.

                              Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                              Employees managing the work of consultants and temporary employ-ees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the con-sequences of noncompliance.

                              Questions regarding Mellon's policy on material nonpublic informa-tion, or specific information that might be subject to it, should be referred to the General Counsel.

RESTRICTIONS ON THE FLOW OF   As a diversified financial services organization,
INFORMATION WITHIN MELLON     Mellon faces unique challenges in complying with
(THE "CHINESE WALL")          the prohibitions on insider trading and tipping of
                              material non-public information, and misuse of confidential information. This is because one
                              Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that com-pany's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching
                              Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider
                              Functions) from the Mellon units or individuals that either trade in securities-for Mellon's account or for the accounts of others-or provide investment advice (Investment Functions).
                              Employees should refer to CPP 903-2(C) The Chinese
                              Wall.

________________________________________________________________________________
page 21

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GLOSSARY
________________________________________________________________________________


DEFINITIONS                   o 40-ACT ENTITY-A Mellon entity registered under
                                the Investment Company Act and/or the Investment Advisers Act of 1940.

                              o ACCESS DECISION MAKER-A person designated as
                                such by the Investment Ethics Committee.
                                Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

                              o ACCESS PERSON-As defined by Rule 17j-1 under
                                the Investment Company Act of 1940, "access person" means:

                                (A) With respect to a registered investment
                                    company or an investment adviser thereof, any director, officer, general partner, or advisory person (see definition below), of such investment company or investment adviser;

                                (B) With respect to a principal underwriter,
                                    any director, officer, or general partner of such principal underwriter who in the ordinary course of his business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.

                                (C) Notwithstanding the provisions of paragraph
                                    (A) hereinabove, where the investment
                                    adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.

                                (D) An investment adviser is "primarily
                                    engaged in a business or businesses other than advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and
                                    (ii) its income (or loss) before income
                                    taxes and extraordinary items, from such other business or businesses.

________________________________________________________________________________
                                                                         page 22

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GLOSSARY
________________________________________________________________________________


                              o ADVISORY PERSON of a registered investment
                                company or an investment adviser thereof means:

                                (A) Any employee of such company or
                                    investment adviser (or any company in a
                                    control relationship to such investment
                                    company or investment adviser) who, in
                                    connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and

                                (B) Any natural person in a control relationship
                                    to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

                              o APPROVAL-written consent or written notice of
                                non-objection.

                              o BENEFICIAL OWNERSHIP-The definition that
                                follows conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise employees on this definition. It is the responsibility of employee to read the definition and based on that definition, determine whether he/she is the beneficial owner of an account. If the employee determines that he/she is not a beneficial owner of an account and Corporate Compliance becomes aware of the existence of the account, the employee will be responsible for justifying his/her determination.

                                Securities owned of record or held in the employee's name are generally considered to be beneficially owned by the employee.

                                Securities held in the name of any other person are deemed to be beneficially owned by the employee if by reason of any contract, understanding, relationship, agreement or other arrangement, the employee obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the employee's benefit (regardless of record ownership), e.g., securities held for the employee or members of the employee's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other adminis-trators; securities owned by the employee, but which have not been transferred into the employee's name on the books of the company; securities which the employee has pledged; or securities owned by a corporation that should be regarded as the employee's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the employee's immediate family, which includes the employee's spouse, the employee's minor children and stepchildren and the employee's relatives or

________________________________________________________________________________
page 23

GLOSSARY
________________________________________________________________________________


                              o BENEFICIAL OWNERSHIP-definition continued the
                                relatives of the employee's spouse who are sharing the employee's home, unless because of countervailing circum-stances, the employee does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An employee is also deemed the beneficial owner of securities held in the name of some other person, even though the employee does not obtain benefits of ownership, if the employee can vest or revest title in himself at once, or at some future time.

                                In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

                                With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the employee as trustee or a member of the employee's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the employee of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the employee as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the employee being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the employee's prior approval as settlor or beneficiary. "Immediate family" of an employee as trustee means the employee's son or daughter (including any legally adopted children) or any descen-dant of either, the employee's stepson or stepdaughter, the employee's father or mother or any ancestor of either, the employee's stepfather or stepmother and the employee's spouse.

                                To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in

________________________________________________________________________________
                                                                         page 24

GLOSSARY
________________________________________________________________________________


                              o BENEFICIAL OWNERSHIP-definition continued
                                portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                                Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                                The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the employee may include security holdings of other members of his family, the employee may nonetheless disclaim beneficial ownership of such securities.

                              o "CHINESE WALL" POLICY-procedures designed to
                                restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

                              o DIRECT FAMILY RELATION-employee's husband,
                                wife, father, mother, brother, sister, daughter or son. Includes the preceding plus, where appropriate, the following prefixes/suffix: grand-, step-, foster-, half- and -in-law.

                              o DISCRETIONARY TRADING ACCOUNT-an account over
                                which the employee has no direct or indirect control over the investment decision making process.

                              o EMPLOYEE-any employee of Mellon Financial
                                Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees; does not include consultants and contract or temporary employees.

                              o EXEMPT SECURITIES-Exempt Securities are
                                defined as:

                                o direct obligations of the government of the
                                  United States;
                                o high quality short-term debt instruments;
                                o bankers' acceptances;
                                o bank certificates of deposit and time
                                  deposits;
                                o commercial paper;
                                o repurchase agreements;
                                o securities issued by open-end investment
                                  companies;

                              o FAMILY RELATION-see direct family relation.

________________________________________________________________________________
page 25

GLOSSARY
________________________________________________________________________________


                              o GENERAL COUNSEL-General Counsel of Mellon
                                Financial Corporation or any person to whom relevant authority is delegated by the General Counsel.

                              o INDEX FUND-an investment company or managed
                                portfolio which contains securities of an index in proportions designed to replicate the return of the index.

                              o INITIAL PUBLIC OFFERING (IPO)-the first
                                offering of a company's securities to the public through an allocation by the underwriter.

                              o INVESTMENT CLUB- is a membership organization
                                where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of an investment club participates in the investment decision making process, Insider Risk Employees, Investment Employees and Access Decision Makers belonging to such investment clubs must preclear and report the securities transactions contemplated by such investment clubs. In contrast, a private investment company is an organization where the investor invests his/her money, but has no direct control over the way his/her money is invested. Insider Risk Employees, Investment Employees and Access Decision Makers investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company. Insider Risk Employees, Investment Employees and Access Decision Makers are required to report their investment in a private investment company to the Manager of Corporate Compliance and certify to the Manager of Corporate Compliance that they have no direct control over the way their money is invested.

                              o INVESTMENT COMPANY-a company that issues
                                securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                              o INVESTMENT ETHICS COMMITTEE is composed of
                                investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:

                                o President and Chief Investment Officer of The
                                  Dreyfus Corporation (Committee Chair)

                                o General Counsel, Mellon Financial Corporation

                                o Chief Risk Management Officer, Mellon Trust

                                o Manager of Corporate Compliance, Mellon
                                  Financial Corporation

                                o Corporate Chief Auditor, Mellon Financial
                                  Corporation.

________________________________________________________________________________
                                                                         page 26

GLOSSARY
________________________________________________________________________________


                                o Chief Investment Officer, Mellon Private Asset
                                  Management

                                o Executive Officer of a Mellon investment
                                  adviser (rotating membership)

                                The Committee has oversight of issues related to personal securities trading and investment activity by Access Decision Makers.

                              o MANAGER OF CORPORATE COMPLIANCE-the employee
                                within the Audit & Risk Review Department of
                                Mellon Financial Corporation who is responsible for administering the Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate
                                Compliance

                              o MELLON-Mellon Financial Corporation and all of
                                its direct and indirect subsidiaries.

                              o OPTION-a security which gives the investor the
                                right, but not the obligation, to buy or sell a specific security at a specified price within a specified time. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

                                o Call Options

                                  If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.

                                  If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.

                                o Put Options

                                  If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.

                                  If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.

                                Below is a table describing the above:

                                ------------------------------------------------
                                               Transaction Type
                 ---------------------------------------------------------------
                   Option Type            Buy                    Sale
                 ---------------------------------------------------------------
                       Put              Sale of               Purchase of
                                  Underlying Security     Underlying Security
                 ---------------------------------------------------------------
                       Call           Purchase of               Sale of
                                  Underlying Security     Underlying Security
                 ---------------------------------------------------------------
 .

________________________________________________________________________________
page 27

GLOSSARY
________________________________________________________________________________


                              o PRECLEARANCE COMPLIANCE OFFICER-a person
                                designated by the Manager of Corporate
                                Compliance and/or the Investment Ethics
                                Committee to administer, among other things, employees' preclearance requests for a specific business unit.

                              o PRIVATE PLACEMENT-an offering of securities
                                that is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering. Includes limited partnerships.

                              o SENIOR MANAGEMENT COMMITTEE-the Senior
                                Management Committee of Mellon Financial
                                Corporation.

                              o SHORT SALE-the sale of a security that is not
                                owned by the seller at the time of the trade.




________________________________________________________________________________
page 28

[Logo] MELLON


                                                                 CODE OF CONDUCT





                                              [Graphic Omitted[

[Logo] MELLON

                                                                       July 2000


Dear Mellon Financial Employee:

To achieve our goal of being the best performing financial services company, all of us at Mellon must reflect on our company's long history of integrity, teamwork and excellence. Our ability to seize new opportunities and meet future challenges rests on these Shared Values, which are the underpinning of our reputation for honorable conduct.

Since 1869, when Judge Thomas Mellon first opened the doors of Mellon Bank, our employees have steadfastly abided by the highest ethical, legal and moral standards. Mellon's Code of Conduct has been updated over the years to reflect changing times, but its basic premise has remained unchanged: Clear professional and personal guidelines will help you make decisions that preserve Mellon's reputation consistent with your own high standards of integrity.

The continued success of our business depends on our making decisions based on complete knowledge and sound judgment. By adhering to the guidelines in this Code of Conduct, you will help us be the best in all that we do. Thank you for your cooperation on this and for all your many contributions to our success.

Sincerely yours,

/s/ Marty

Martin G. McGuinn
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

CONTENTS
--------------------------------------------------------------------------------

                                                                          Page #
INTRODUCTION ..................................................................1

YOUR RESPONSIBILITIES .........................................................2

OBEYING LAWS AND REGULATIONS.................................................2-4
   Criminal Laws ............................................................2-3
   Anticompetitive Activities .................................................3
   Illegal Use of Corporate Funds............................................3-4
   Equal Employment Opportunity Laws...........................................4
   Drug Free Workplace.........................................................4

AVOIDING CONFLICTS OF INTEREST...............................................4-8
   Investment Decisions........................................................5
      Investments That Require Approval........................................5
   Self-Dealing ...............................................................5
   Monitoring Outside Activities...............................................5
      Limiting Outside Employment..............................................5
      Purchasing Real Estate...................................................6
      Accepting Honoraria......................................................6
      Accepting Fiduciary Appointments.........................................6
      Participating in Civic Affairs...........................................6
      Serving as an Outside Director or Officer..............................6-7
      Participating in Political Activities....................................7
   Dealing With Customers and Suppliers........................................7
      Gifts and Entertainment................................................7-8
      Borrowing From Customers.................................................8
      Giving Advice to Customers...............................................8
         Legal Advice..........................................................8
         Tax and Investment Advice.............................................8
      Recommending Professional Services.......................................8

RESPECTING CONFIDENTIAL INFORMATION.........................................9-10
   Types of Confidential Information...........................................9
      Information Obtained From Business Relations.............................9
      Mellon Financial Information.............................................9
      Mellon Examination Information...........................................9
      Mellon Proprietary Information...........................................9
      Electronic Information Systems..........................................10
      Information Security Systems............................................10
      Computer Software.......................................................10
      Insider Information.....................................................10

RULES FOR PROTECTING CONFIDENTIAL INFORMATION..............................11-12
   Limited Communication to Outsiders.........................................11
   Corporate Use Only.........................................................11
   Other Customers ...........................................................11
   Notification of Confidentiality............................................11
   Prevention of Eavesdropping................................................11
   Data Protection ...........................................................11
   Confidentiality Agreements.................................................11
   Contact With the Public....................................................11
   Supplemental Procedures....................................................11
   "Chinese Wall" Policy......................................................12

TERMINATION OF EMPLOYMENT.....................................................12

--------------------------------------------------------------------------------

INTRODUCTION
--------------------------------------------------------------------------------

Today's financial services marketplace is filled with a host of new challenges, changes and opportunities.
Amidst these changes, one constant guides Mellon
Financial Corporation and all of its employees and will continue to be central to all that we do: the mandate for integrity.

Only by conducting ourselves and our business in accordance with the highest standards of legal, ethical and moral integrity can we achieve our vision of excellence and our goals for the future.

This Code of Conduct will familiarize you with the general guidelines of professional conduct expected from employees in their interactions with customers, prospective customers, competitors, suppliers, the communities we serve and one another. As Mellon employees, we can settle for nothing less than full adherence to the Code.

Please read the Code carefully and retain it for your records. From time to time, you may be asked to certify in writing that you have followed the Code, so be sure you understand it. Appropriate officers should periodically reinforce the importance of the Code to their employees, pointing out provisions of particular relevance.

The penalty for violating any provision of this Code may be disciplinary action up to and including dismissal. In addition, all violations of criminal laws applicable to Mellon's businesses are required to be and will be reported to the appropriate authorities for prosecution.

Although the Code provisions generally have world-wide applicability, some sections of the Code may conflict with the laws or customs of the countries in which Mellon operations are located. However, the Code may be amended for operations outside the United States only with the approval of the Legal
Department.

If you have any questions about this Code, ask your supervisor or consult the Legal Department. If you suspect a violation of the Code of Conduct, contact the General Counsel or Manager of Corporate Compliance.
All communications will be handled in a confidential manner.

TERMS FREQUENTLY USED IN THE CODE ARE DEFINED AS
FOLLOWS:

o APPROPRIATE OFFICER-head of the affected group, department or subsidiary

o APPROVAL-formal, written consent

o BANK-any bank or savings and loan association subsidiary, direct or indirect, of Mellon Financial
  Corporation

o SECURITIES TRADING POLICY-Mellon Financial
  Corporation's Securities Trading Policy

o CORPORATION-Mellon Financial Corporation

o EMPLOYEE-any employee of Mellon Financial Corporation or any of its subsidiaries

o GENERAL COUNSEL-General Counsel of Mellon
  Financial Corporation

o MANAGER OF CORPORATE COMPLIANCE-Manager of
  Corporate Compliance of Mellon Financial
  Corporation

o MELLON-Mellon Financial Corporation and all
  its wholly- or majority-owned subsidiaries and
  affiliates
--------------------------------------------------------------------------------
PAGE 1

YOUR RESPONSIBILITIES
--------------------------------------------------------------------------------

As an employee, your personal conduct should reflect the highest professional standards of behavior. You are obliged to monitor your personal and professional affairs so as not to discredit yourself or Mellon.
You should treat all persons fairly. Everyone, including our competitors, has a right to expect you will act with complete honesty, integrity, and fairness. When, on behalf of Mellon, you purchase a product or service, you should do so on the basis of quality and price.
No code of conduct can anticipate every situation.
Common sense and good judgment are required in responding to a situation that may not seem to be specifically covered by the Code and in recognizing when to seek advice regarding application of the Code.
Your behavior at work reflects Mellon's ethics, so you are expected to:

o obey all laws and regulations that apply to Mellon's business;

o avoid activities that could create conflicts of interest or even the appearance of conflicts of interest with Mellon; and

o respect the confidentiality of Mellon business information and information about those with whom Mellon has business relationships.

Details of the above obligations are presented in the remainder of this Code of Conduct. Remember, these standards and examples serve as guidelines.

Mellon has established the Questionable Activities
Hotline (800-234-MELN Ext. 4-8477) so employees may call to report suspected violations of the Code or criminal activity involving Mellon. Calls may be made anonymously.

OBEYING LAWS AND REGULATIONS
--------------------------------------------------------------------------------

Numerous national, state and local laws of the United
States and other countries apply to Mellon. As an employee, you are expected to conduct all business dealings according to these laws. Violating any of them could subject you and/or Mellon to criminal and civil penalties. If you have questions about these laws or how they apply to particular situations, ask your supervisor or consult the Legal Department.

Mellon management should be informed of matters which might adversely affect the reputation of Mellon, including investigations by any governmental agency.
You must be completely candid and cooperative in dealing with Mellon attorneys and auditors.

CRIMINAL LAWS
A number of criminal laws apply to Mellon employees.
Examples of activities prohibited by these laws are:

o corruptly accepting or soliciting anything of value
  (except your salary or other compensation paid by Mellon) intending to be influenced or rewarded in connection with Mellon's business or in return for confidential information (see page 7, "Dealing
  With Customers and Suppliers");

o intentionally failing to make currency transactions filings and other reports required by the Bank
  Secrecy Act;

o knowingly engaging in a financial transaction involving the proceeds of an illegal activity (i.e., money laundering);

o stealing, embezzling or misapplying Mellon funds or assets;

o using threats, physical force or other unauthorized means to collect money;

o issuing unauthorized obligations (such as certificates of deposit, notes or mortgages) or recording false entries;

o using Corporate funds or assets to finance campaigns for political office;

o lending trust funds to a Mellon officer, director or employee;

o certifying a check drawn on an account with insufficient
  funds;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o making a loan or giving a gift to a bank examiner who has the authority to examine a Mellon Bank or its affiliates;

o misusing federal records and documents;

o using a computer to gain unauthorized access to Mellon records of a customer;

o knowing that a criminal offense has been committed and helping the criminal avoid capture or punishment;

o making false reports to government officials; and

o using software in knowing violation of a licensing agreement.

If you are arrested, indicted, or convicted of any criminal offense involving theft, dishonesty, or breach of trust or other type of offense which may affect your employment status, you must notify your manager promptly.

ANTICOMPETITIVE ACTIVITIES
The Sherman Antitrust Act prohibits any combination, conspiracy or agreement among competitors to restrict or prevent competition. A specific violation of this Act could be a formal or informal agreement between you and a Mellon competitor to fix prices, allocate markets, allocate customers or refuse to deal with particular suppliers or customers.

If you are in contact with Mellon's competitors, you must avoid any agreements with them (or even circumstances that might give the appearance of such agreements) relating to how Mellon conducts its business.
You should be especially careful at social or professional gatherings and at trade association meetings where discussions or exchanges of information relating to competitive matters could occur.

Mellon strongly encourages employees to promote the sale of all of the various Mellon products and services. "Cross-selling" of Mellon products and services is an extremely valuable tool for increasing Mellon's revenues. However, employees should be aware that the Federal Bank Holding Company Act Amendments of 1970 and antitrust laws prohibit Mellon from participating in certain "tying arrangements." A tying arrangement is one in which a seller places conditions on a sale, or the terms of a sale, of a product or service that obligates a buyer to purchase a separate product or service. For example, you may not extend credit conditioned on a customer's rental of a Bank safe deposit box. You must be sure that you do not require customers to participate in prohibited tying arrangements.

The prohibitions against tying arrangements in the Federal Bank Holding Company Act Amendments of
1970 do not apply to certain traditional banking practices such as requiring a compensating balance in connection with a loan.

Questions concerning tying arrangements or other antitrust laws should be directed to the Legal
Department.

ILLEGAL USE OF CORPORATE FUNDS
The purpose of any transaction that relates to Corporate funds or assets must be revealed and recorded at the time of the transaction. As an employee, you may not participate in any of the activities listed below.

o You may not establish or maintain secret or unrecorded funds.

o You may not engage in any transaction knowing that part of an anticipated payment is to be used for unlawful or improper purposes.

o You may not record or participate in recording incorrect, fictitious or misleading entries in Mellon's books or records.

o You may not use Corporate funds or assets for political contributions in connection with federal elections. A number of states also have laws restricting the use of corporate funds or assets in connection with state elections. Corporate assets include your time during regular working hours, Mellon equipment and supplies, office space, clerical help and advertising facilities.

o You may not make any payment for an expressed
  purpose on Mellon's behalf to any individual who
  you know intends to use the money for a different
  purpose.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o You may not make Corporate or personal payments of cash or other items of value to political candidates, government officials or businesses that are designed to influence the judgment or actions of the recipients in connection with any Mellon activity. Indeed, many jurisdictions, including Massachusetts, put stringent limitations on entertainment of government officials. It is not prohibited under U.S. law, however, to make payments to foreign government employees with essentially ministerial or clerical duties to induce an act or decision not involving discretion. Examples of such "facilitating" payments include payments to expedite shipments through customs, payments to obtain adequate police protection and payments to place transcon-tinental telephone calls.

Questions concerning the permissibility of any of the above kinds of payments, which may raise issues under foreign as well as U.S. laws, should be directed to the Legal Department.

EQUAL EMPLOYMENT OPPORTUNITY LAWS
Various federal, state and local equal employment opportunity (EEO) laws apply to Mellon. Some prohibit certain kinds of discrimination in hiring, training, determining promotions, etc.; others require
Affirmative Action (AA). All employment decisions are to be made in a manner consistent with applicable laws. Mellon strongly supports the principles of these laws, and you are expected to comply with them. You should address any questions concerning Mellon's EEO policy, Mellon's policy prohibiting sexual harassment or Mellon's AA policy to the Legal Department or the Corporate EEO/AA Director in the Human Resources
Department.

DRUG FREE WORKPLACE
The illegal possession, use, purchase, transfer or sale of narcotics or other controlled substances on Mellon owned or controlled property, in Mellon owned or leased vehicles, during performance of Mellon business or at Mellon sponsored events is strictly prohibited.
Any of these activities are grounds for disciplinary action, up to and including termination of employment.
Mellon will cooperate with the appropriate law enforcement agencies with respect to such acts.
Employees are required to become thoroughly familiar with our Drug and Alcohol Control Policy (CPP-504-4).

AVOIDING CONFLICTS OF INTEREST
--------------------------------------------------------------------------------

In business, a conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. You should not cause Mellon or yourself to have a conflict of interest. You should be particularly sensitive to situations involving family or household members. In your case, a conflict of interest occurs when you allow any interest, activity or influence outside of Mellon to:

o influence your judgment when acting on behalf of Mellon;

o compete against Mellon in any business activity;

o divert business from Mellon;

o diminish the efficiency with which you perform your regular duties;

o harm or impair Mellon's financial or professional reputation; or

o benefit you at the expense of Mellon.

As an employee, you are not permitted to participate in any activity that causes a conflict of interest or gives the appearance of a conflict of interest. Areas frequently involved in conflicts of interest and examples of prohibited activities are described below.

If you believe that you have, or may be perceived to
have, a conflict of interest, you must disclose that
conflict in writing to the Manager of Corporate
Compliance. The Manager of Corporate Compliance
must keep copies of all such disclosures.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT DECISIONS
Because your investments can lead to conflicts of interest, you must be familiar with, and comply with, the investment guidelines contained in the Securities
Trading Policy, which contains restrictions and pre-clearance and reporting requirements for various types of securities transactions, including publicly traded securities. The Securities Trading Policy also contains special requirements for dealings in Mellon securities.
In addition, certain types of investments must be reviewed individually.

INVESTMENTS THAT REQUIRE APPROVAL
In addition to the requirements contained in the Securities Trading Policy, you are required to obtain approval from the Manager of Corporate Compliance:

o before you invest in a business enterprise if you have responsibilities for, or have decision-making responsibilities regarding, providing services to, or purchasing goods and services from, that business enterprise on behalf of Mellon; or

o to hold an investment in a business enterprise if you are assigned responsibility for, or have decision-making responsibilities regarding, providing services to, or purchasing goods or services from, that business enterprise on Mellon's behalf after you have made your investment.

SELF-DEALING
To further avoid conflicts of interest, you are restricted from becoming involved in certain business dealings with Mellon. As an employee, you are prohibited from:

o directly or indirectly buying assets from (other than assets being offered to the public or employees generally), or selling assets to, Mellon or any account for which Mellon acts as a fiduciary unless you have prior consent from the appropriate officer or you have court or regulatory approval, as required;

o representing Mellon in any activity (whether an internal Mellon activity or a transaction between Mellon and a third party) requiring your judgment or discretion which affects a person or organization in which you have a material interest, financial or otherwise. For example, you are prohibited from representing Mellon in lending money to a relative or close personal friend because it might impair or appear to impair your professional judgment or the performance of your duties, or from giving credit approval to loans made by an employee who is your spouse because it might impact your spouse's incentive compensation or performance appraisal; and

o representing any non-Mellon company in any transaction with Mellon that involves the exercise of discretion by either party.

MONITORING OUTSIDE ACTIVITIES
As an employee, you are expected to avoid any outside interest or activity that will interfere with your duties. Generally, your outside interests or activities should not:

o significantly encroach on time or attention you devote to your duties;

o adversely affect the quality of your work;

o compete with Mellon's activities;

o involve any significant use of Mellon's equipment, facilities or supplies;

o imply Mellon's sponsorship or support (for example, through the use of Mellon stationery for personal purposes); or

o adversely affect the reputation of Mellon.


LIMITING OUTSIDE EMPLOYMENT
While an employee, you may not accept outside employment as a representative who prepares, audits or certifies statements or documents pertinent to Mellon's business.

In addition, you must obtain approval from the
Manager of Corporate Compliance before you accept
employment as a broker, contractor or agent who
engages in real estate transactions such as negotiating
and selling mortgages for others, appraising property or
collecting rents; or as an attorney, tax or investment
counselor, or insurance broker or agent.
--------------------------------------------------------------------------------
PAGE 5

--------------------------------------------------------------------------------

PURCHASING REAL ESTATE
Because certain subsidiaries of the Corporation are engaged in real estate activities, any real estate transaction you make must be scrutinized to make certain it is not competitive with Mellon activities.

Unless you receive prior approval from the Manager of Corporate Compliance, or the purchase is made in a public auction in which Mellon is not competing, you should not directly or indirectly:

o purchase commercial real estate from, or sell it to, a current or known potential Mellon customer;

o purchase any real estate with a mortgage on which Mellon is foreclosing or on which you know Mellon is planning to foreclose; or

o bid on or purchase any real estate that you know Mellon is considering or is likely to consider purchasing.

ACCEPTING HONORARIA
Neither you nor any member of your immediate family may accept cash honoraria for your public speaking or writing services on Mellon's behalf. If a cash honorarium is tendered, you should donate it to the Mellon Bank Foundation, request that it be donated to a charity of your choice, or turn it over to the Finance Department. You may accept noncash honoraria of modest value (not to exceed $100). You also may accept reimbursement of related expenses subject to the approval of the Manager of Corporate Compliance. You should check with the Tax Group to ensure proper tax treatment.

ACCEPTING FIDUCIARY APPOINTMENTS
A fiduciary appointment is an appointment as an administrator, executor, guardian, custodian for a minor, trustee or managing agent. Unless you are acting on behalf of a member of your family or you have obtained approval from the Manager of Corporate Compliance, you may not accept a fiduciary or co-fiduciary appointment. You also may not act as a deputy or co-tenant of a safe deposit box, or act as agent or attorney-in-fact (including signer or co-owner) on a customer's account.

Even if you are acting on behalf of a family member or receive approval to act as fiduciary or co-fiduciary, you are expected to follow these guidelines:

o avoid any representations that you are performing (or have access to) the same professional services that are performed by a Bank;

o do not accept a fee for acting as co-fiduciary with a Bank unless you receive approval from the board of directors of that Bank; and

o do not permit your appointment to interfere with the time and attention you devote to your job responsibilities.

PARTICIPATING IN CIVIC AFFAIRS
You are encouraged to take part in charitable, educational, fraternal or other civic affairs, as long as such affairs do not interfere or conflict with your responsibilities at Mellon. However, you should review the requirements of "Serving as an Outside Director or Officer" (see below) as they may apply to your participation in civic affairs. You should not imply Mellon's sponsorship or support of any outside event or organization without the approval of the Chief Executive Officer of your entity or the Chief Executive Officer's delegate.

SERVING AS AN OUTSIDE DIRECTOR OR OFFICER
In view of the potential conflicts of interest and the possible liability for both you and Mellon, you are urged to be cautious when considering service as an officer, general partner or director of any non-Mellon entity. Before agreeing to such service, you should review and comply with the Corporate Policy on Outside Directorships and Offices (CPP-805-1), which requires approvals to hold certain outside offices and directorships. Approvals granted under this Policy do not constitute requests by Mellon to serve, nor do they carry with them indemnification.

While you are serving as an officer, general partner or director of an outside entity, you should:

o not attempt to influence or take part in any vote or decision that may lead to the use of a Mellon product or service by the outside entity, or result in the conferring of some
  specific benefit to Mellon by the outside entity, and see
  that the outside entity's records reflect your abstention;
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                                                                          PAGE 6

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AVOIDING CONFLICTS OF INTEREST (cont.)
--------------------------------------------------------------------------------

o relinquish any responsibility you may have for any Mellon relationship with the outside entity;

o be satisfied that the outside entity conducts its affairs lawfully, ethically and in accordance with prudent management and financial practices; and

o comply with the annual approval requirements in the Corporate Policy on Outside Directorships and Offices
  (CPP-805-1).

Any employee serving as a treasurer of a public organization-such as a school district, borough or other similar governmental entity-must consult the Legal Department for further guidelines.

PARTICIPATING IN POLITICAL ACTIVITIES
Mellon encourages you to keep informed concerning political issues and candidates and to take an active interest in political affairs. If you do participate in any political activity, however, you may not act as a representative of Mellon unless you are specifically authorized in writing to do so by the Chief Executive Officer of the Corporation.

As explained in "Obeying Laws and Regulations" on page 3, it is unlawful to use Corporate funds or assets in connection with federal elections, and many states also restrict the use of corporate funds or assets in connection with state elections. In accordance with applicable laws, however, Mellon may establish political action committees for lawful participation in the political process. The use of Corporate funds or assets in connection with state elections may not be made without prior approval of the Legal Department.

Hospitality toward public officials should never be such that it could tend to compromise, or give the appearance of compromising, the honesty or integrity of the public official or Mellon. Hospitality should be extended with the expectation that it will become public knowledge and should be extended in compliance with all applicable laws and regulations.

DEALING WITH CUSTOMERS AND SUPPLIERS
In your dealings with customers and suppliers, situations sometimes occur that may create a conflict of interest or the appearance of a conflict of interest. To avoid such conflicts, Corporate policies were developed in the areas listed below.

GIFTS AND ENTERTAINMENT
Under the Bank Bribery Act, you may not offer or accept gifts or other items of value under circumstances intended to influence you, a customer or supplier in conducting business. Items of value include money, securities, business opportunities, goods, services, discounts on goods or services, entertainment, food or drink (see page 2, "Obeying Laws and Regulations"). Employees of NASD members should check NASD rules, which in some instances are more restrictive. Under the Bank Bribery Act, you may not:

o solicit for yourself or for a third party (other than Mellon) anything of value from anyone in return for any Mellon business, service or confidential information;

o give cash gifts to, or accept cash gifts from, a customer, supplier or person to whom you refer business;

o use your position at Mellon to obtain anything of value from a customer, supplier or person to whom you refer business;

o accept gifts under a will or trust instrument of a customer unless you have the prior approval of the Manager of Corporate Compliance; or

o except as provided below, accept anything of value (other than earned salary, wages and fees) from anyone in connection with Mellon business.

  The business practices listed below do not create the risk of corruption or breach of trust to Mellon and are permissible.
  Accordingly, you may accept:

o gifts, gratuities, amenities or favors based on obvious family or personal relationships (such as those between an employee's parents, children or spouse) where the circumstances make it clear that those relationships-rather than Mellon business-are the motivating factors;
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PAGE 7

--------------------------------------------------------------------------------

o meals, refreshments, travel arrangements or accommodations, or entertainment of reasonable value and in the course of a meeting or other occasion held for business discussions, provided that the expenses would be paid by Mellon as a reasonable business expense;

o loans from other banks or financial institutions on customary terms to finance proper and usual employee activities (such as home mortgage loans), except where prohibited by law;

o advertising or promotional material, such as pens, pencils, note pads, key chains, calendars and similar items having a value of less than $100;

o discounts or rebates on merchandise or services that do not exceed those available to other customers;

o gifts that have a value of less than $100 and are related to commonly recognized events or occasions, such as a promotion, conference, sports outing, new job, wedding, retirement or holiday; or

o civic, charitable, educational or religious organization awards for recognition of service and accomplishment.

If you receive or anticipate receiving something of value from a supplier, customer or person to whom you refer business in a situation that is not specifically permitted by the Code, you must notify the Manager of Corporate Compliance in writing of the circumstances.
You may not accept the item (or must return it if you have already received it) unless you receive approval from the Manager of Corporate Compliance. The
Manager of Corporate Compliance will approve or deny requests based upon the reasonableness of the circumstances and whether the circumstances pose a threat to Mellon's integrity. The Manager of Corporate
Compliance will maintain copies or records of all requests and responses.

Entertainment, gifts or prizes given to customers or suppliers by employees should be appropriate for the circumstances and constitute necessary and incidental
Mellon business expenses. If you seek reimbursement from Mellon for business expenses, it is your responsibility to see that your expense diary is accurate and reflects only appropriate business expenses. In dealing with employees of other banks or bank holding companies, you should be aware that gifts or prizes given to those employees are subject to the Bank Bribery
Law, and that the Bank Bribery Law applies to both givers and recipients.

BORROWING FROM CUSTOMERS
You are not permitted to borrow from, or lend your personal funds to, Mellon customers, brokers or suppliers. Credit transactions in customers' normal course of business and on regular terms (for example, transacting business with a recognized lending institution or charging items at a department store) are not included in this restriction.

GIVING ADVICE TO CUSTOMERS
Unless your regular Corporate duties specifically permit, you may not give legal, tax or investment advice to customers.

Legal Advice-You may be asked by a customer to make a statement regarding the legal implications of a proposed transaction. You cannot give legal advice to customers. Be sure, therefore, that nothing you say might be interpreted as legal advice.

Tax and Investment Advice-You may not advise customers on matters concerning tax problems, tax return preparation or investment decisions.

RECOMMENDING PROFESSIONAL SERVICES
Customers and others may ask your help to find
qualified professional people or firms. Unless you
name several candidates without indicating favoritism,
you may not recommend attorneys, accountants,
insurance brokers or agents, stock brokers, real estate
agents, etc., to customers, employees or others. Under
no circumstances may you make a recommendation if
you expect to benefit.
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                                                                          PAGE 8

RESPECTING CONFIDENTIAL INFORMATION
--------------------------------------------------------------------------------

As an employee, you may have knowledge, reports or statements about Mellon's business or possess confidential information about the private or business affairs of Mellon's customers and suppliers. You should assume that all information about Mellon business or the private or business affairs of Mellon's customers
(including applicants and former customers) or suppliers is confidential and you should treat that information as privileged and hold it in the strictest confidence.

Confidential information is to be used only for Corporate purposes. Under no circumstances may you use such information for personal gain or pass it on to any person outside Mellon, including family or friends, or even to other employees who do not need such information to perform their jobs or to provide services to or for Mellon. All employees must comply with Mellon's Consumer Privacy Policies and applicable privacy laws and regulations.

TYPES OF CONFIDENTIAL INFORMATION
Although it is impossible to provide an exhaustive list of information that should remain confidential, the following are examples of the general types of confidential information that employees might receive in the ordinary course of carrying out their job responsibilities.

INFORMATION OBTAINED FROM BUSINESS RELATIONS
You may possess confidential information about those with whom Mellon has business relations. If released, such information could have a significant effect on their operations, their business reputations or the market price of their securities. Disclosing such information could expose both you and Mellon to liability for damages. Customer information should not be released to third parties without customer authorization except as approved by the Legal
Department.

MELLON FINANCIAL INFORMATION
Financial information about Mellon is confidential unless it has been published in reports to shareholders or has been made otherwise available to the public. It is the policy of the Corporation to disclose all material
Corporate information to the public in such a manner that all those who are interested in the Corporation and its securities have equal access to the information.
Except as required by law or approved by the Finance
Department, financial information is not to be released to any person or organization. If you have any questions about disclosing financial information, contact the head of the Finance Department.

MELLON EXAMINATION INFORMATION
Virtually all Mellon entities are periodically reviewed by regulatory examiners. Certain reports made by those regulatory agencies are the property of those agencies and are strictly confidential. Giving information from those reports to anyone not officially connected with Mellon is a criminal offense.

MELLON PROPRIETARY INFORMATION
Certain nonfinancial information developed by Mellon-such as business plans, customer lists, methods of doing business, computer software, source codes, data-bases and related documentation-is valuable information that is proprietary and confidential. You are not to disclose it to anyone outside Mellon or to anyone inside Mellon who does not have a need to know such information. This obligation survives your employment with Mellon. Employees are prohibited from using
Corporate time, resources and assets (including Mellon proprietary information) for personal gain. Mellon has proprietary rights in any materials, products or services that you create which relates to your work at Mellon, that use Mellon resources (equipment, etc.) or that are created during your regular work hours. You must disclose such materials, products or services to Mellon.
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PAGE 9

--------------------------------------------------------------------------------

ELECTRONIC INFORMATION SYSTEMS
E-mail (internal and external), voice mail and communications systems are intended for Mellon business use only. Messages and information contained on these systems are subject, at Mellon's sole discretion, to access, monitoring, review and/or disclosure by authorized
Mellon personnel with or without notice, at any time. You should not expect messages sent on these systems to be treated as private or confidential.
Employees may not use e-mail systems to (1) bypass financial transaction documentation requirements; (2) send inappropriate, harassing or offensive messages;
(3) solicit; or (4) deliberately distribute any program or virus that could be destructive to hardware, software, or files on any computer. You should also limit the transmission of highly sensitive information on these systems. Messages created in these systems should be in compliance with the Corporate Policy on Document
Creation and Retention (CPP-111-2). For more detailed information on use of these systems, see the Corporate
Policies on Use of Electronic Mail (CPP-111-3); Use of
Mellon's E-Mail Network for Internal Communications
(CPP-111-3(A)); Use of Mellon's E-Mail Network for
External Communications (CPP-111-3(B)); and Access to Electronic Information (CPP-111-4). Additionally,
Mellon provides employees access to both the Internet and Intranet (Mellon's internal Internet system) as a resource to obtain Mellon organizational or business related information. Your use of the Internet and Intranet is subject, at Mellon's sole discretion, to access, monitoring, review and/or disclosure by authorized Mellon personnel with or without notice, at any time, and should not be viewed as private or confidential. For more detailed information on use of the Internet and Intranet, see the Corporate Policy on Internet/Intranet Access and Use (CPP-204-2).

INFORMATION SECURITY SYSTEMS
If you have access to Mellon information systems, you are responsible for taking precautions necessary to prohibit unauthorized entry to the system. You should safeguard your passwords or other means of entry.

COMPUTER SOFTWARE
Computer software is to be used on Mellon business only and must be used in accordance with the terms of the licensing agreement. No copying of software is permitted except in accordance with the licensing agreement.


INSIDER INFORMATION
Insider information is material nonpublic information relating to securities issued by any corporation.
Information is considered "material" if it is important enough to affect the judgment of investors about whether to buy, sell or hold stock, or to influence the market price of the stock.

The courts have ruled that insider information about securities must be made public before anyone possessing it can trade or recommend the purchase or sale of the securities concerned. Under federal and state securities laws, you, Mellon and the person who receives the information could be held legally responsible for misusing insider information.

Obviously, the insider information rule is very difficult
to apply in given circumstances. Employees must be
extremely cautious in discussing Corporate information
with any person outside of Mellon or in using information
obtained at Mellon in making personal investment
decisions. If you have any doubts about whether or not
an item is insider information or whether or not it has
been or should be revealed, consult the Legal
Department.
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                                                                         PAGE 10

RULES FOR PROTECTING CONFIDENTIAL INFORMATION
--------------------------------------------------------------------------------

The following are some basic rules to follow to protect confidential information.

LIMITED COMMUNICATION TO OUTSIDERS
Confidential information should not be communicated to anyone outside Mellon, except consistent with Mellon's policies on communicating such information.

CORPORATE USE ONLY
Confidential information should be used only for Corporate purposes. Under no circumstances may an employee use it, directly or indirectly, for personal gain or for the benefit of any outside party who is not entitled to such information.

OTHER CUSTOMERS
Where appropriate, customers should be made aware that employees will not disclose to them other customers' confidential information or use the confidential information of one customer for the benefit of another.

NOTIFICATION OF CONFIDENTIALITY
When confidential information is communicated to any person, either inside or outside Mellon, they should be informed of the information's confidential nature and the limitations on its further communication.

PREVENTION OF EAVESDROPPING
Confidential matters should not be discussed in public or in places, such as in building lobbies, restaurants or elevators, where persons may overhear. Precautions, such as locking materials in desk drawers overnight, stamping material "Confidential" and delivering materials in sealed envelopes, should be taken with written materials to ensure they are not read by unauthorized persons.

DATA PROTECTION
Data stored on personal computers and diskettes should be properly secured to ensure it is not accessed by unauthorized persons. Access to computer files should be granted only on a need-to-know basis. At a minimum, employees should comply with applicable
Mellon policies on electronic data security.

CONFIDENTIALITY AGREEMENTS
Confidentiality agreements to which Mellon is a party must be complied with in addition to, but not in lieu of, this Policy. Confidentiality agreements that deviate from commonly used forms should be reviewed in advance by the Legal Department.

CONTACT WITH THE PUBLIC
All contacts with institutional shareholders or securities analysts about Mellon must be made through the Investor Relations Division of the Finance Department.
All contacts with the media and all speeches or other public statements made on behalf of Mellon or about
Mellon's businesses must be cleared in advance by Corporate Affairs. All media inquiries should be directed to Corporate Affairs. In speeches and statements not made on behalf of Mellon, care should be taken to avoid any implication that Mellon endorses the views expressed.

SUPPLEMENTAL PROCEDURES
Mellon entities, departments, divisions and groups should establish their own supplemental procedures for protecting confidential information, as appropriate.
These procedures may include:

o establishing records retention and destruction policies;

o using code names;

o limiting the staffing of confidential matters (for example, limiting the size of working groups and the use of temporary employees, messengers and word processors);
  and

o requiring written confidentiality agreements for certain employees.

Any supplemental procedures should be used only to protect confidential information and not to circumvent appropriate report and recordkeeping requirements.
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PAGE 11